                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                              DATED APRIL 21, 1997

                                      AMONG

                         MERIDIAN INDUSTRIAL TRUST, INC.

                                       AND

                        THE FIRST NATIONAL BANK OF BOSTON,

                            THE OTHER BANKS WHICH ARE
                            A PARTY TO THIS AGREEMENT

                                       AND

                          OTHER BANKS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       AND

                       THE FIRST NATIONAL BANK OF BOSTON,
                                    AS AGENT

                                TABLE OF CONTENTS


     Section 1.  DEFINITIONS AND RULES OF INTERPRETATION . . . . . . . . . . . 1
          Section 1.1.  Definitions. . . . . . . . . . . . . . . . . . . . . . 1
          Section 1.2.  Rules of Interpretation. . . . . . . . . . . . . . . .19

     Section 2.  THE REVOLVING CREDIT FACILITY . . . . . . . . . . . . . . . .20
          Section 2.1.  Commitment to Lend . . . . . . . . . . . . . . . . . .20
          Section 2.2.  Facility Fee . . . . . . . . . . . . . . . . . . . . .20
          Section 2.3.  Intentionally Omitted. . . . . . . . . . . . . . . . .21
          Section 2.4.  Notes. . . . . . . . . . . . . . . . . . . . . . . . .21
          Section 2.5.  Interest on Loans. . . . . . . . . . . . . . . . . . .21
          Section 2.6.  Requests for Loans . . . . . . . . . . . . . . . . . .22
          Section 2.7.  Funds for Loans. . . . . . . . . . . . . . . . . . . .23
          Section 2.8.  Extension of Maturity Date . . . . . . . . . . . . . .23
          Section 2.9.  Letters of Credit. . . . . . . . . . . . . . . . . . .24

     Section 3.  REPAYMENT OF THE LOANS. . . . . . . . . . . . . . . . . . . .26
          Section 3.1.  Stated Maturity. . . . . . . . . . . . . . . . . . . .26
          Section 3.2.  Mandatory Prepayments. . . . . . . . . . . . . . . . .27
          Section 3.3.  Optional Prepayments . . . . . . . . . . . . . . . . .27
          Section 3.4.  Partial Prepayments. . . . . . . . . . . . . . . . . .27
          Section 3.5.  Effect of Prepayments. . . . . . . . . . . . . . . . .27
          Section 3.6.  Proceeds from Debt Offering and Equity Offering. . . .27

     Section 4.  CERTAIN GENERAL PROVISIONS. . . . . . . . . . . . . . . . . .27
          Section 4.1.  Conversion Options . . . . . . . . . . . . . . . . . .27
          Section 4.2.  Commitment Fee . . . . . . . . . . . . . . . . . . . .28
          Section 4.3.  Agent's Fee . . . . . . . . . . . . . . . . . . . . ..28
          Section 4.4.  Funds for Payments . . . . . . . . . . . . . . . . . .28
          Section 4.5.  Computations . . . . . . . . . . . . . . . . . . . . .30
          Section 4.6.  Inability to Determine Eurodollar Rate . . . . . . . .30
          Section 4.7.  Illegality . . . . . . . . . . . . . . . . . . . . . .30
          Section 4.8.  Additional Interest. . . . . . . . . . . . . . . . . .30
          Section 4.9.  Additional Costs, Etc. . . . . . . . . . . . . . . . .31
          Section 4.10. Capital Adequacy . . . . . . . . . . . . . . . . . . .32
          Section 4.11. Indemnity of Borrower. . . . . . . . . . . . . . . . .32
          Section 4.12. Interest on Overdue Amounts; Late Charge . . . . . . .33
          Section 4.13. Certificate. . . . . . . . . . . . . . . . . . . . . .33
          Section 4.14. Limitation on Interest . . . . . . . . . . . . . . . .33

     Section 5.  SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . .33

     Section 6.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . .33
          Section 6.1.  Corporate Authority, Etc.. . . . . . . . . . . . . . .34
          Section 6.2.  Governmental Approvals . . . . . . . . . . . . . . . .34
          Section 6.3.  Title to Properties; Leases. . . . . . . . . . . . . .35
          Section 6.4.  Financial Statements . . . . . . . . . . . . . . . . .35
          Section 6.5.  No Material Changes. . . . . . . . . . . . . . . . . .36
          Section 6.6.  Franchises, Patents, Copyrights, Etc.. . . . . . . . .36
          Section 6.7.  Litigation . . . . . . . . . . . . . . . . . . . . . .36
          Section 6.8.  No Materially Adverse Contracts, Etc.. . . . . . . . .36
          Section 6.9.  Compliance with Other Instruments, Laws, Etc.. . . . .36
          Section 6.10. Tax Status . . . . . . . . . . . . . . . . . . . . . .37
          Section 6.11. No Event of Default. . . . . . . . . . . . . . . . . .37
          Section 6.12. Holding Company and Investment Company Acts. . . . . .37
          Section 6.13. Absence of UCC Financing Statements, Etc . . . . . . .37
          Section 6.14. Intentionally Omitted. . . . . . . . . . . . . . . . .37
          Section 6.15. Certain Transactions . . . . . . . . . . . . . . . . .37
          Section 6.16. Employee Benefit Plans . . . . . . . . . . . . . . . .37
          Section 6.17. Regulations U and X. . . . . . . . . . . . . . . . . .38
          Section 6.18. Environmental Compliance . . . . . . . . . . . . . . .38
          Section 6.19. Subsidiaries . . . . . . . . . . . . . . . . . . . . .39
          Section 6.20. Minority Interests . . . . . . . . . . . . . . . . . .39
          Section 6.21. Loan Documents . . . . . . . . . . . . . . . . . . . .40
          Section 6.22. Property . . . . . . . . . . . . . . . . . . . . . . .40
          Section 6.23. Brokers. . . . . . . . . . . . . . . . . . . . . . . .40
          Section 6.24. Other Debt . . . . . . . . . . . . . . . . . . . . . .40
          Section 6.25. Solvency . . . . . . . . . . . . . . . . . . . . . . .41
          Section 6.26. Guarantor. . . . . . . . . . . . . . . . . . . . . . .41

     Section 7.  AFFIRMATIVE COVENANTS OF THE BORROWER . . . . . . . . . . . .41
          Section 7.1.  Punctual Payment . . . . . . . . . . . . . . . . . . .41
          Section 7.2.  Maintenance of Office. . . . . . . . . . . . . . . . .41
          Section 7.3.  Records and Accounts . . . . . . . . . . . . . . . . .41
          Section 7.4.  Financial Statements, Certificates and Information . .41
          Section 7.5.  Notices. . . . . . . . . . . . . . . . . . . . . . . .44
          Section 7.6.  Existence; Maintenance of Properties . . . . . . . . .45
          Section 7.7.  Insurance. . . . . . . . . . . . . . . . . . . . . . .46
          Section 7.8.  Taxes. . . . . . . . . . . . . . . . . . . . . . . . .46
          Section 7.9.  Inspection of Properties and Books . . . . . . . . . .46
          Section 7.10. Compliance with Laws, Contracts, Licenses, and
                        Permits. . . . . . . . . . . . . . . . . . . . . . . .46
          Section 7.11. Use of Proceeds. . . . . . . . . . . . . . . . . . . .47
          Section 7.12. Further Assurances . . . . . . . . . . . . . . . . . .47
          Section 7.13. REIT Status. . . . . . . . . . . . . . . . . . . . . .47

          Section 7.14. Restrictions on Acquisitions . . . . . . . . . . . . .47
          Section 7.15. Unencumbered Operating Properties. . . . . . . . . . .48
          Section 7.16. Limiting Agreements. . . . . . . . . . . . . . . . . .49
          Section 7.17. Environmental and Engineering Inspections. . . . . . .49
          Section 7.18. Distribution of Income to the Borrower.. . . . . . . .50

     Section 8.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER. . . . . . . . . .50
          Section 8.1.  Restrictions on Indebtedness . . . . . . . . . . . . .50
          Section 8.2.  Restrictions on Liens, Etc.. . . . . . . . . . . . . .52
          Section 8.3.  Restrictions on Investments. . . . . . . . . . . . . .53
          Section 8.4.  Merger, Consolidation. . . . . . . . . . . . . . . . .54
          Section 8.5.  Sale and Leaseback . . . . . . . . . . . . . . . . . .55
          Section 8.6.  Compliance with Environmental Laws . . . . . . . . . .55
          Section 8.7.  Distributions. . . . . . . . . . . . . . . . . . . . .56
          Section 8.8.  Asset Sales. . . . . . . . . . . . . . . . . . . . . .57
          Section 8.9.  Development Activity . . . . . . . . . . . . . . . . .57
          Section 8.10. Sources of Capital . . . . . . . . . . . . . . . . . .57
          Section 8.11. Restriction on Prepayment of Indebtedness. . . . . . .58

     Section 9.  FINANCIAL COVENANTS OF THE BORROWER . . . . . . . . . . . . .58
          Section 9.1.  Liabilities to Tangible Net Worth Ratio. . . . . . . .58
          Section 9.2.  Debt Coverage. . . . . . . . . . . . . . . . . . . . .58
          Section 9.3.  Fixed Charge Coverage. . . . . . . . . . . . . . . . .59
          Section 9.4.  Borrowing Base . . . . . . . . . . . . . . . . . . . .59
          Section 9.5.  Tangible Net Worth . . . . . . . . . . . . . . . . . .59
          Section 9.6.  Real Estate Assets . . . . . . . . . . . . . . . . . .59
          Section 9.7.  Value Adjustment . . . . . . . . . . . . . . . . . . .59
          Section 9.8.  Annualization of Results . . . . . . . . . . . . . . .59

     Section 10.  CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . .60
          Section 10.1.  Loan Documents. . . . . . . . . . . . . . . . . . . .60
          Section 10.2.  Certified Copies of Organizational Documents. . . . .60
          Section 10.3.  Bylaws; Resolutions and Consents. . . . . . . . . . .60
          Section 10.4.  Incumbency Certificate; Authorized Signers. . . . . .60
          Section 10.5.  Opinion of Counsel. . . . . . . . . . . . . . . . . .61
          Section 10.6.  Payment of Fees . . . . . . . . . . . . . . . . . . .61
          Section 10.7.  Performance; No Default . . . . . . . . . . . . . . .61
          Section 10.8.  Representations and Warranties. . . . . . . . . . . .61
          Section 10.9.  Proceedings and Documents . . . . . . . . . . . . . .61
          Section 10.10. Compliance Certificate. . . . . . . . . . . . . . . .61
          Section 10.11. Other . . . . . . . . . . . . . . . . . . . . . . . .61
          Section 10.12. Intentionally Omitted . . . . . . . . . . . . . . . .61
          Section 10.14. Intentionally Omitted . . . . . . . . . . . . . . . .62

          Section 10.15. Tangible Net Worth. . . . . . . . . . . . . . . . . .62
          Section 10.16. Due Diligence . . . . . . . . . . . . . . . . . . . .62
          Section 10.17. Management of the Borrower. . . . . . . . . . . . . .62

     Section 11. CONDITIONS TO ALL BORROWINGS. . . . . . . . . . . . . . . . .62
          Section 11.1.  Prior Conditions Satisfied. . . . . . . . . . . . . .62
          Section 11.2.  Representations True; No Default. . . . . . . . . . .62
          Section 11.3.  No Legal Impediment . . . . . . . . . . . . . . . . .62
          Section 11.4.  Governmental Regulation . . . . . . . . . . . . . . .62
          Section 11.5.  Proceedings and Documents . . . . . . . . . . . . . .63
          Section 11.6.  Borrowing Documents . . . . . . . . . . . . . . . . .63

     Section 12.  EVENTS OF DEFAULT; ACCELERATION; ETC.. . . . . . . . . . . .63
          Section 12.1.  Events of Default and Acceleration. . . . . . . . . .63
          Section 12.2.  Limitation of Cure Periods. . . . . . . . . . . . . .66
          Section 12.3.  Termination of Commitments. . . . . . . . . . . . . .66
          Section 12.4.  Remedies. . . . . . . . . . . . . . . . . . . . . . .66
          Section 12.5.  Distribution of Proceeds. . . . . . . . . . . . . . .67

     Section 13.  INTENTIONALLY OMITTED. . . . . . . . . . . . . . . . . . . .68

     Section 14. THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . .68
          Section 14.1.  Authorization . . . . . . . . . . . . . . . . . . . .68
          Section 14.2.  Employees and Agents. . . . . . . . . . . . . . . . .68
          Section 14.3.  No Liability. . . . . . . . . . . . . . . . . . . . .68
          Section 14.4.  No Representations. . . . . . . . . . . . . . . . . .68
          Section 14.5.  Payments. . . . . . . . . . . . . . . . . . . . . . .69
          Section 14.6.  Holders of Notes. . . . . . . . . . . . . . . . . . .70
          Section 14.7.  Indemnity . . . . . . . . . . . . . . . . . . . . . .70
          Section 14.8.  Agent as Bank . . . . . . . . . . . . . . . . . . . .70
          Section 14.9.  Resignation . . . . . . . . . . . . . . . . . . . . .70
          Section 14.10.  Duties in the Case of Enforcement. . . . . . . . . .71
          Section 14.11.  Determinations by Agent. . . . . . . . . . . . . . .71

     Section 15.  EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .71

     Section 16.  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . .72

     Section 17.  SURVIVAL OF COVENANTS, ETC.. . . . . . . . . . . . . . . . .73

     Section 18.  ASSIGNMENT AND PARTICIPATION . . . . . . . . . . . . . . . .73
          Section 18.1.  Conditions to Assignment by Banks . . . . . . . . . .73
          Section 18.2.  Register. . . . . . . . . . . . . . . . . . . . . . .74

          Section 18.3.  New Notes . . . . . . . . . . . . . . . . . . . . . .74
          Section 18.4.  Participations. . . . . . . . . . . . . . . . . . . .74
          Section 18.5.  Pledge by Bank. . . . . . . . . . . . . . . . . . . .75
          Section 18.6.  No Assignment by Borrower . . . . . . . . . . . . . .75
          Section 18.7.  Disclosure. . . . . . . . . . . . . . . . . . . . . .75

     Section 19.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . .75

     Section 20.  RELATIONSHIP . . . . . . . . . . . . . . . . . . . . . . . .76

     Section 21.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE . . . . .77

     Section 22.  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . .77

     Section 23.  COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . .77

     Section 24.  ENTIRE AGREEMENT, ETC. . . . . . . . . . . . . . . . . . . .77

     Section 25.  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . .77

     Section 26.  DEALINGS WITH THE BORROWER . . . . . . . . . . . . . . . . .78

     Section 27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.. . . . . . . . . . . . .78

     Section 28.  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . .79

     Section 29.  NO UNWRITTEN AGREEMENTS. . . . . . . . . . . . . . . . . . .79

     Section 30.  TIME OF THE ESSENCE. . . . . . . . . . . . . . . . . . . . .79


EXHIBIT A   -  Form of Note

EXHIBIT B   -  Form of Request for Loan

EXHIBIT C   -  Reserved

EXHIBIT D   -  Form of Compliance Certificate

SCHEDULE 1  -  Banks and Commitments

SCHEDULE 2  -  Initial Unencumbered Properties

SCHEDULE 3  -  Adjusted Asset Values of Real Estate

SCHEDULE 6.3  -  Title to Properties; Leases

SCHEDULE 6.7  -  Litigation

SCHEDULE 6.19 - Subsidiaries of the Borrower

             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement") is made the 21st day of April, 1997, by and among MERIDIAN INDUSTRIAL TRUST, INC. (the "Borrower"), a Maryland corporation having its principal place of business at 455 Market Street, 17th Floor, San Francisco, California 94105, THE FIRST NATIONAL BANK OF BOSTON, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, NATIONSBANK OF TEXAS, N.A., WELLS FARGO BANK, N.A., DRESDNER BANK AG, FIRST AMERICAN BANK TEXAS, S.S.B. and the other lending institutions which may become parties hereto pursuant to Section 18 (the "Banks"), THE FIRST NATIONAL BANK OF BOSTON, as Agent for the Banks (the "Agent"), and TEXAS COMMERCE BANK, NATIONAL ASSOCIATION AND NATIONSBANK OF TEXAS, N.A., as Co-Agents for the Banks (collectively, the "Co-Agent").

                                    RECITALS.

     WHEREAS, Borrower, Agent, Co-Agent and certain of the Banks have entered into that certain Revolving Credit Agreement dated February 26, 1996 (the "Original Credit Agreement"), as amended and restated by that certain First Amended and Restated Revolving Credit Agreement dated March 19, 1996 (the "First Amended Credit Agreement"); and

     WHEREAS, Borrower has requested that the Banks increase the Total Commitment (including the sublimit for letters of credit) and modify certain other provisions of the First Amended Credit Agreement; and

     WHEREAS, Borrower, Agent, Co-Agent and the Banks desire to amend and restate the First Amended Credit Agreement in its entirety;

     NOW, THEREFORE, in consideration of the recitals herein and the mutual covenants contained herein, the parties hereto hereby agree to amend and restate the First Amended Credit Agreement in its entirety as follows:

     Section 1.  DEFINITIONS AND RULES OF INTERPRETATION.

     Section 1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section l or elsewhere in the provisions of this Agreement referred to below:

     AGENT. The First National Bank of Boston acting as agent for the Banks, its successors and assigns.

     AGENT'S HEAD OFFICE. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Banks.

     AGENT'S SPECIAL COUNSEL. Long Aldridge Norman LLP or such other counsel as may be approved by the Agent.

     AGREEMENT. This Second Amended and Restated Revolving Credit Agreement, including the SCHEDULES and EXHIBITS hereto.

     AGREEMENT REGARDING FEES. That certain First Amended and Restated Agreement Regarding Fees between the Borrower and FNBB dated of even date herewith.

     APPLICABLE MARGIN. On any date that the lower of the Implied Ratings issued from time to time by either of the Rating Agencies for the Borrower is an Investment Grade Rating, the Applicable Margin for Eurodollar Rate Loans shall be one and one-fifth percent (1.20%). In the event that either of the Rating Agencies issues an Implied Rating for the Borrower that is an Investment Grade Rating, or in the event of any change in an Implied Rating of the Borrower by either of the Rating Agencies, or if the Borrower's Implied Rating, after having obtained an Investment Grade Rating, shall cease at any time to be an Investment Grade Rating by either of the Rating Agencies (but subject to the provisions within the definition of the term "Investment Grade Rating"), such change shall effect a change in the Applicable Margin on the first Business Day after the Rating Notice Date. On any date that the lower of the Implied Ratings for the Borrower is not an Investment Grade Rating or the Borrower has not obtained an Investment Grade Rating from either of the Rating Agencies, the Applicable Margin for Eurodollar Rate Loans shall be one and four-tenths percent (1.40%). It is the intention of the parties that if the Borrower shall only obtain an Investment Grade Rating from one of the Rating Agencies without seeking an Investment Grade Rating from the other of the Rating Agencies, the Borrower shall be entitled to the benefit of the rate reductions described above; provided that if the Borrower shall have obtained an Investment Grade Rating from both of the Rating Agencies, the lower of the two ratings (or the loss of the Investment Grade Rating from one of the Rating Agencies thereafter) shall control.

     ASSET VALUE. With respect to the Initial Unencumbered Operating Properties and any other parcels of Real Estate owned by the Borrower and its Subsidiaries as of the Closing Date, the book value after adjustment for market values in accordance with Section 9.7; with respect to Unencumbered Operating Properties and any other parcels of Real Estate acquired after the Closing Date, the purchase price (including improvements) and ordinary related purchase transaction costs, without deduction for depreciation, or if developed by the Borrower, the completed construction costs, determined in accordance with generally accepted accounting principles without deduction for depreciation; and with respect to the Borrower's direct or indirect interests in joint ventures or partnerships (including the OTR Minority Interest), the book value of such interests themselves without deduction for depreciation. If any parcel of Real Estate is purchased as a part of a group of properties, the Asset Value shall be calculated based upon a reasonable allocation by the Borrower of the aggregate purchase price among all parcels of Real Estate purchased in such transaction and agreed to by the Majority Banks.

     AUTHORIZED OFFICER. As to the Borrower, each of Allen J. Anderson, as Chairman of the Board of the Borrower; Milton Reeder, as President of the Borrower; or Jaime Suarez, as Treasurer/Controller of the Borrower; and their respective successors in office. As to each Guarantor, the managing general partner of each such Guarantor and their respective successors in office.

     BALANCE SHEET DATE. December 31, 1996.

     BANKS. FNBB, the other Banks that are a party to this Agreement and any other Person who becomes an assignee of any rights of a Bank pursuant to
Section 18 (but not including any Participant, as defined in Section 18).

     BASE RATE. The higher of (a) the annual rate of interest announced from time to time by the Agent at its head office as its "base rate", or (b) one half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

     BASE RATE LOANS. Those Loans bearing interest calculated by reference to the Base Rate.

     BORROWER.  As defined in the preamble hereto.

     BORROWING BASE. At any time, the aggregate Borrowing Base for all of the Unencumbered Operating Properties which shall be the amount which is the lesser of (I) the lesser of (a) fifty percent (50%) of the aggregate Asset Value of all of the Unencumbered Operating Properties, decreased by the book value of the Subsidiary Minority Interest and, with the prior written approval of the Majority Banks, increased by the book value of minority interests of the Borrower in unconsolidated joint ventures and partnerships recorded under generally accepted accounting principles, or (b) fifty percent (50%) of the aggregate value of all of the Unencumbered Operating Properties, such value being determined as follows: (x) for the Initial Unencumbered Operating Properties and the hereafter acquired Unencumbered Operating Properties which do not constitute Qualifying Properties, the aggregate value shall be the amount resulting from dividing (i) the sum of aggregate Net Operating Income for the four preceding fiscal quarters for all of such properties MINUS the portion of aggregate Net Operating Income allocable to the Subsidiary Minority Interest MINUS the aggregate Capital Improvement Reserve for all of such properties by (ii) ten percent (10%); and (y) for the Qualifying Properties, the aggregate value shall be the amount resulting from dividing (i) the sum of aggregate Net Operating Income for the four preceding fiscal quarters for all of the Qualifying Properties MINUS the portion of aggregate Net Operating Income allocable to the Subsidiary Minority Interest MINUS the aggregate Capital Improvement Reserve for all of the Qualifying Properties by (ii) nine and one-fourth percent (9.25%), and, with the prior written approval of the Majority Banks, increased by the book value of minority interests of the Borrower in unconsolidated joint ventures and partnerships recorded under generally accepted accounting principles; or (c) the aggregate Debt Service Coverage

Amount for all of the Unencumbered Operating Properties and, with the prior written approval of the Majority Banks, increased by the book value of minority interests of the Borrower in unconsolidated joint ventures and partnerships recorded under generally accepted accounting principles; and
(II) the lesser of (a) fifty-five percent (55%) of the aggregate Asset Value of all of the Unencumbered Operating Properties (excluding the OTR Minority Interest and the minority interests of the Borrower in unconsolidated joint ventures and partnerships approved by the Majority Banks), decreased by the book value of the Subsidiary Minority Interest, or (b) fifty-five percent (55%) of the aggregate value of all of the Unencumbered Operating Properties (excluding the OTR Minority Interest and the minority interests of the Borrower in unconsolidated joint ventures and partnerships approved by the Majority Banks), such value being determined as follows: (x) for the Initial Unencumbered Operating Properties and the hereafter acquired Unencumbered Operating Properties which do not constitute Qualifying Properties, the aggregate value shall be the amount resulting from dividing (i) the sum of aggregate Net Operating Income for the four preceding fiscal quarters for all of such properties MINUS the portion of aggregate Net Operating Income allocable to the Subsidiary Minority Interest MINUS the aggregate Capital Improvement Reserve for all of such properties by (ii) ten percent (10%); and
(y) for the Qualifying Properties, the aggregate value shall be the amount resulting from dividing (i) the sum of aggregate Net Operating Income for the four preceding fiscal quarters for all of the Qualifying Properties MINUS the portion of aggregate Net Operating Income allocable to the Subsidiary Minority Interest MINUS the aggregate Capital Improvement Reserve for all of the Qualifying Properties by (ii) nine and one-fourth percent (9.25%); or (c) the aggregate Debt Service Coverage Amount for all of the Unencumbered Operating Properties (excluding the OTR Minority Interest and the minority interests of the Borrower in unconsolidated joint ventures and partnerships approved by the Majority Banks); and the amount which is the lesser of (I) or
(II) shall be the aggregate Borrowing Base for all of the Unencumbered Operating Properties.

     BUILDING. With respect to any portion of the Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

     BUSINESS DAY. Any day on which banking institutions located in the same city and state as the head office of the Agent are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, which also is a Eurodollar Business Day.

     CAPITAL IMPROVEMENT PROJECT. With respect to any Real Estate now or hereafter owned by the Borrower or its Subsidiaries which is utilized principally for industrial purposes, capital improvements consisting of rehabilitation, refurbishment, replacement and improvements to the existing Buildings on such Real Estate which may be properly capitalized under generally accepted accounting principles.

     CAPITAL IMPROVEMENT RESERVE. With respect to the Real Estate or any portion thereof, a reserve for Capital Improvement Projects in the amount of fifteen cents ($0.15) multiplied by the average Gross Rentable Area contained therein for the period in question.

     CAPITALIZED LEASE. A lease under which a Person is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CASH AVAILABLE FOR DISTRIBUTION. With respect to any Person for any fiscal period, an amount equal to Funds from Operations, MINUS the Capital Improvement Reserve with respect to the Real Estate, MINUS actual tenant improvements and leasing commissions incurred during such fiscal period.

     CERCLA.  See Section 6.18.

     CLOSING DATE. The first date on which all of the conditions set forth in Section 10 and Section 11 have been satisfied.

     CO-AGENT. Texas Commerce Bank National Association and NationsBank of Texas, N.A., each acting as co-agent with Agent for the Banks, its successors and assigns.

     CODE.  The Internal Revenue Code of 1986, as amended.

     COMMITMENT. With respect to each Bank, the amount set forth on SCHEDULE 1 hereto as the amount of such Bank's Commitment to make or maintain Loans to the Borrower or purchase participations in Letters of Credit issued by the Agent to the Borrower, as the same may be changed from time to time in accordance with the terms of this Agreement.

     COMMITMENT PERCENTAGE. With respect to each Bank, the percentage set forth on SCHEDULE 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

     COMPLIANCE CERTIFICATE.  See Section 7.4(e).

     CONSOLIDATED or COMBINED. With reference to any term defined herein, that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated or combined in accordance with generally accepted accounting principles.

     CONSOLIDATED TANGIBLE NET WORTH. The amount by which Consolidated Total Assets exceed Consolidated Total Liabilities, and LESS the sum of:

          (a) the total book value of all assets of a Person properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; PLUS

          (b) all amounts representing any write-up in the book value of any assets of such Person resulting from a revaluation thereof subsequent to the Balance Sheet Date; PLUS

          (c) prepaid fees and deferred charges (regardless of whether classified as intangible assets under generally accepted accounting principles).

     CONSOLIDATED TOTAL ASSETS. All assets of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with generally accepted accounting principles, provided that all Real Estate shall be valued on an undepreciated cost basis. The assets of the Borrower and its Subsidiaries on the consolidated financial statements of the Borrower and its Subsidiaries shall be adjusted as of the Closing Date for market values in accordance with Section 9.7 and to reflect the Borrower's allocable share of such asset, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by the Borrower and from assets owned by its respective Subsidiaries, and (b) the Borrower's respective ownership interest in its Subsidiaries.

     CONSOLIDATED TOTAL LIABILITIES. All liabilities of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

     CONVERSION REQUEST. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with Section 4.1.

     DEBT OFFERING. The issuance and sale by the Borrower or the Guarantor of any debt securities of the Borrower or the Guarantor.

     DEBT SERVICE. For any period, the sum of all interest (including capitalized interest) and mandatory scheduled principal payments due and payable during such period with respect to any Indebtedness excluding any balloon payments due upon maturity of any Indebtedness.

     DEBT SERVICE COVERAGE AMOUNT. At any time determined by Agent, an amount equal to the maximum principal loan amount which, when bearing interest at a rate per annum equal to the greater of (a) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus two percent (2%) and (b) ten percent (10%), and payable based on a twenty-five year mortgage style amortization schedule, could be paid by the monthly principal and interest payment amount resulting from dividing (x) the quotient obtained by dividing an amount equal to (i) the sum of the Net Operating Income from an individual Unencumbered Operating Property for the preceding four fiscal quarters (with respect to a DownREIT, that portion of the Net Operating Income allocable to the Subsidiary Minority Interest shall be deducted from the total Net Operating Income), MINUS the Capital Improvement Reserve for such Unencumbered Operating Property, by (ii) 1.75 by (y) 12.

     DEFAULT.  See Section 12.1.

     DISTRIBUTION. The declaration or payment of any dividend or distribution on or in respect of any shares of beneficial interest of the Borrower or the Guarantor, other than dividends or distributions payable solely in equity securities of the Borrower or the Guarantor; the purchase, redemption, exchange or other retirement of any shares of beneficial interest of the Borrower or the Guarantor, directly or indirectly through a Subsidiary of the Borrower or the Guarantor or otherwise, including without limitation, the purchase of shares of beneficial interest of the Borrower for cash pursuant to the Excepted Holder Agreement (as defined in the definition of Indebtedness), but excluding the purchase of shares of beneficial interest of the Borrower from executive officers of the Borrower where the only consideration for such purchase is the extinguishing of notes made by such executive officers and held by the Borrower; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of beneficial interest of the Borrower or the Guarantor, including, without limitation, interest and premium paid on the Debentures (as defined in the definition of Indebtedness).

     DOLLARS or $. Dollars in lawful currency of the United States of America.

     DOMESTIC LENDING OFFICE. Initially, the office of each Bank designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

     DOWNREIT. A partnership, limited liability company or other entity formed by the Borrower and another party for the primary purpose of enabling the Borrower to acquire industrial properties from third parties that become investors in such entity on a tax advantaged basis to such investors by enabling them to defer taxes until such time as they convert their ownership interest in the DownREIT to common stock of the Borrower. The formation, structure and operation of each DownREIT shall be subject to the prior written approval of the Majority Banks, but shall generally be structured such that (i) the Borrower directly controls its operations and assets, including, without limitation, the right to sell, transfer, convey or encumber such assets; (ii) the investors will have the right to convert their equity to common stock of the Borrower, but will not have buy-sell or similar rights; (iii) any debt of the DownREIT shall be subordinated to repayment of the Obligations pursuant to a subordination and standstill agreement in form and substance satisfactory to the Majority Banks and shall be limited to no more than a thirty percent (30%) loan to value ratio determined pursuant to such value assessments satisfactory to the Majority Banks; and (iv) the DownREIT shall execute and deliver to the Banks a guaranty of payment and performance in form substantially similar to the Guaranty.

     DRAWDOWN DATE. The date on which any Loan is made, and the date on which any Loan which is made prior to the Maturity Date is converted or combined in accordance with Section 4.1.

     EMPLOYEE BENEFIT PLAN.  Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multi-employer Plan.

     ENVIRONMENTAL LAWS.  See Section 6.18(a).

     EQUITY OFFERING. The issuance and sale by the Borrower or the Guarantor of any equity securities of the Borrower or the Guarantor.

     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time and any rules and regulations promulgated pursuant thereto.

     ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

     ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which the Reference Bank would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     EURODOLLAR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other Eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     EURODOLLAR LENDING OFFICE. Initially, the office of each Bank designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

     EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the quotient (rounded upwards to the nearest 1/16 of one percent) of (i) the rate at which the Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in whatever interbank eurodollar market may be selected by the Reference Bank in its sole discretion, acting in good faith, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies (based upon Telerate quotes, page 3750, or such other page as contains the same information as contained on page 3750), divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

     EURODOLLAR RATE LOANS. Loans bearing interest calculated by reference to a Eurodollar Rate.

     EVENT OF DEFAULT.  See Section 12.1.

     EXTENSION REQUEST.  See Section 2.8.

     FEDERAL FUNDS EFFECTIVE RATE. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

     FNBB.  The First National Bank of Boston.

     FUNDS FROM OPERATIONS. With respect to any Person for any fiscal period, an amount equal to the Net Income (or Deficit) of such Person computed in accordance with generally accepted accounting principles, excluding financing costs and gains (or losses) from debt restructuring and sales of property, PLUS depreciation and amortization and other non-cash items, PLUS the amortized portion of the Initial Loan Fees for such fiscal period (excluding amortization of loan fees not constituting Initial Loan
Fees).

     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower or any of its Subsidiaries adopting the same principles; PROVIDED that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     GROSS CASH RECEIPTS. Gross Cash Receipts shall mean with respect to any parcel of Real Estate the sum of cash recorded during any period by or for the account of the Borrower or the Guarantor in payment of the following items:

          (a) Rentals, including minimum or base rent, percentage rent, and rent attributable to recovery of tenant improvements costs received from tenants occupying space in such parcel of Real Estate during such period (prepaid rentals shall be treated in accordance with generally accepted accounting principles);

          (b) All amounts paid by tenants to the Borrower or the Guarantor under Leases with respect to taxes and assessments imposed on such parcel of Real Estate or in reimbursement of operating expenses;

          (c) Parking revenues received in connection with the operation of parking facilities; and

          (d) Receipts from vending machines, recreational facilities and any and all other operating revenues received from such parcel of Real Estate.

     In the event that the Borrower or the Guarantor receives a payment of Gross Cash Receipts other than on a monthly basis, then for the purposes of determining the Gross Cash Receipts for a four quarter period (a "Determination Period"), only the amount of such payment which relates to the Determination Period (as opposed to a period either before or after the Determination Period) shall be included in the calculation of Gross Cash Receipts for such period.

     Any payment of Gross Cash Receipts received from a tenant of a parcel of Real Estate which is delinquent shall not be included as Gross Cash Receipts until all delinquencies relating to such tenant for any prior periods have been paid in full. Gross Cash Receipts shall not include any amounts payable by tenants holding over pursuant to expired or terminated Leases, nor any amounts paid by tenants as late charges, default interest or such other similar charges.

     If the Borrower or the Guarantor shall receive cash by reason of fire or other casualty insurance proceeds, proceeds of rental, loss or business interruption insurance (except to the extent that such proceeds replace the rental payments which otherwise would have been due to the Borrower or the Guarantor from tenants of a parcel of Real Estate), the forfeiting by tenants of security or other deposits or payments made by tenants to cancel their Leases or the recovery by the Borrower or the Guarantor of future rentals under Leases (regardless of whether or not discounted to present value), or a taking by eminent domain, a loan or advance, a sale, transfer, assignment or other disposition of any part of a parcel of Real Estate or any interest therein, or any other items of income which are extraordinary or of a non-recurring nature, such amounts shall not be included in Gross Cash Receipts.

     Except as otherwise provided herein, Gross Cash Receipts shall be determined on the basis of generally accepted accounting principles applied on a consistent basis.

     In the event that the Borrower shall not have owned a parcel of Real Estate for an entire Determination Period, the Agent shall annualize the available data in such manner as the Agent shall determine in its sole discretion so as to allow calculations and other tests to be performed with respect to Gross Cash Receipts for a Determination Period.

     GROSS RENTABLE AREA. With respect to any portion of the Real Estate, the floor area of a Building (exclusive of common areas) available for leasing to tenants determined in accordance with the Rent Roll for such Real Estate, the manner of such determination to be consistent for all Real Estate unless otherwise approved by the Agent.

     GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multi-employer Plan.

     GUARANTOR. Collectively, MIT Unsecured L.P., a California limited partnership, having a usual place of business at c/o Meridian Industrial Trust, Inc., 455 Market Street, 17th Floor, San Francisco, California 94105, and any DownREIT or Subsidiary of the Borrower owning an Unencumbered Operating Property who executes a guaranty of payment and performance in form substantially similar to the Guaranty.

     GUARANTY. The Guaranty of Payment and Performance dated February 26, 1996 made by the Guarantor in favor of Agent and the Banks, as modified by that certain First Amendment to Guaranty of Payment and Performance dated March 19, 1996, and as amended and restated by that certain First Amended and Restated Guaranty of Payment and Performance dated of even date herewith, and as the same may be modified or amended hereafter, such Guaranty to be in form and substance satisfactory to the Agent.

     HAZARDOUS SUBSTANCES.  See Section 6.18(b).

     IMPLIED RATING. With respect to a Person, the most recent rating issued from time to time by a Rating Agency as is applicable to such Person's senior unsecured long-term debt, or if no such senior unsecured long-term debt is outstanding, then the most recent rating issued from time to time by a Rating Agency as would hypothetically be applicable to such Person's senior unsecured long-term debt (i.e., an implied rating).

     INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect (including, without limitation, any obligations evidenced by bonds, debentures, notes or similar debt instruments and all subordinated debt); (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit; (d) any obligation as a lessee or obligor under a Capitalized Lease; (e) all obligations to purchase under agreements to acquire, or otherwise to contribute money with respect to, properties under "development" within the meaning of Section 8.9; (f) a Person's pro rata share of any of the above-described obligations of its unconsolidated affiliates; and (g) all amounts available to be drawn under Letters of Credit; PROVIDED, HOWEVER, that with respect to the conversion of certain preferred stock of the Borrower into debentures of the Borrower (the "Debentures") pursuant to that certain Excepted Holder Agreement to be entered into between the Borrower and State Street Bank and Trust Company, as Trustee for Ameritech Pension Trust ("Ameritech"), and that certain letter agreement (the "Letter Agreement") dated December 29, 1995, between the Borrower and Ameritech, such Debentures shall be excluded from the definition of Indebtedness for the purposes of this Agreement upon the approval by the Banks of each and every term of the Debentures in the exercise of their sole discretion, including, without limitation, the terms of the subordination of such Debentures to payment of the Loans and all renewals, modifications and extensions thereof, and provided further that Ameritech shall enter into a subordination and standstill agreement in form and substance satisfactory to the Banks in their sole discretion.

     INITIAL LOAN FEES. The fees payable by the Borrower in connection with the closing of the transactions contemplated by the Original Credit Agreement, the First Amended Credit Agreement, this Agreement and the restructure of the Prudential Loan completed on May 31, 1995, including any and all fees paid or which may be paid by the Borrower after such date in connection with collateralizing or modifying the collateralization of the Prudential Loan pursuant to such restructuring.

     INITIAL UNENCUMBERED OPERATING PROPERTIES. The Unencumbered Operating Properties described on SCHEDULE 2 attached hereto.

     INTEREST PAYMENT DATE. As to each Loan, the first day of each calendar month during the term of such Loan and with respect to each Eurodollar Rate Loan, the last day of each Interest Period during the term of such Eurodollar Rate Loan.

     INTEREST PERIOD. With respect to each Eurodollar Rate Loan (a) initially, the period commencing on the Drawdown Date of such Loan and ending one, two, three or six months thereafter, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall end and the next Interest Period shall commence on the next preceding or succeeding Eurodollar Business Day as determined conclusively by the Reference Bank in accordance with the then current bank practice in the applicable eurodollar interbank market;

          (B) if the Borrower shall fail to give notice as provided in Section 4.1, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

          (C) no Interest Period relating to any Eurodollar Rate Loan shall extend beyond the Maturity Date.

     INVESTMENT GRADE RATING. With respect to any Person, an Implied Rating equal to or more favorable than BBB- with respect to a rating issued by Standard & Poors Corporation (or in the case of a rating issued by Moody's Investors Service, Inc., a rating of Baa3). If, at any time after a Person obtains an Investment Grade Rating, (a) no Implied Rating for such Person's senior unsecured long-term debt shall have been issued or confirmed in writing by either of the Rating Agencies within the previous 365 days, or (b) the rating system of either of the Rating Agencies (as opposed to the rating of a Person) shall change, or (c) either of the Rating Agencies shall no longer perform the functions of a securities rating agency, then the Borrower and the Agent shall promptly negotiate in good faith to amend the reference to the specific ratings in this definition for the determination of the Investment Grade Rating, and pending such amendment, the applicable rating in effect as of the date the event described in this paragraph occurred shall continue to apply.

     INVESTMENTS. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; PROVIDED, HOWEVER, that the term "Investment" shall not include
(i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any investment represented as a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     LEASES. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in the Building or on the Real Estate by persons other than the Borrower or the Guarantor.

     LETTER OF CREDIT. A standby letter of credit which is payable upon presentation of a sight draft and other documents, as originally issued pursuant to this Agreement or as amended, modified, extended, reviewed or supplemented.

     LETTER OF CREDIT REQUEST.  See Section 2.9.

     LIENS.  See Section 8.2.

     LOAN DOCUMENTS. This Agreement, the Notes, the Guaranty and all other documents, instruments or agreements executed or delivered by or on behalf of the Borrower or the Guarantor evidencing or securing the Loans.

     LOAN REQUEST.  See Section 2.6.

     LOANS. The aggregate Loans to be made by the Banks hereunder. Amounts drawn under a Letter of Credit shall also be considered Loans as provided in
Section 2.9(f).

     MAJORITY BANKS. As of any date, the Agent and the Bank or Banks whose aggregate Commitment Percentage is equal to or greater than the percentage required to approve such matter as set forth in that certain Intercreditor Agreement dated of even date herewith among the Banks, and as disclosed by the Agent to the Borrower from time to time.

     MATURITY DATE. April 3, 2000, as the same may be extended as provided in Section 2.8 or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

     MULTI-EMPLOYER PLAN.  Any Multi-employer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     NET CAPITAL EXPENDITURES. With respect to any Person or asset for any fiscal period, an amount equal to the amount of capital expenditures incurred by such Person or with respect to such asset during such fiscal period determined in accordance with generally accepted accounting principles.

     NET INCOME (OR DEFICIT). With respect to any Person (or any asset of any Person) for any fiscal period, the net income (or deficit) of such Person (or attributable to such asset), after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

     NET OPERATING INCOME. During any period for any parcel of Real Estate, the sum of (a) Gross Cash Receipts from such parcel of Real Estate less (b) Operating Expenses for such parcel of Real Estate.

     NON-RECOURSE INDEBTEDNESS. Indebtedness of the Borrower or any Subsidiary which is secured by one or more parcels of Real Estate and related personal property or interests therein and Short-term Investments and is not a general obligation of the Borrower or any Subsidiary, the holder of such Indebtedness having recourse solely to the parcels of Real Estate securing such Indebtedness, the improvements thereon, related personal property and leases thereon, and the rents and profits thereof and the Short-term Investments securing such Indebtedness.

     NOTES.  See Section 2.4.

     NOTICE.  See Section 19.

     OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower to any of the Banks and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Letters of Credit or the Notes, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     OPERATING CASH FLOW. With respect to any parcel of Real Estate for any period, an amount equal to Net Operating Income less Net Capital Expenditures.

     OPERATING EXPENSES. With respect to any parcel of Real Estate during any period the sum of the following:

          (a) All taxes and assessments imposed upon such parcel of Real Estate actually paid by or on behalf of the Borrower or the Guarantor (to the extent not paid by tenants of the Borrower or the Guarantor) during such period in accordance with generally accepted accounting principles (or if such taxes or assessments are paid in advance with respect to future periods, such payment shall be amortized over the period covered by such payment);

          (b) The amounts paid by or on behalf of the Borrower or the Guarantor (to the extent not paid by tenants of the Borrower or the Guarantor) in such period in accordance with generally accepted accounting principles on account of insurance premiums for insurance carried in connection with such parcel of Real Estate or the Borrower's or the Guarantor's ownership and operation thereof, and the deductible amounts expended by the Borrower or the Guarantor not reimbursed under any such insurance (or if such insurance premiums are paid in advance with respect to future periods, such payment shall be amortized over the period covered by such payment); and

          (c) Operating expenses paid by or on behalf of the Borrower or the Guarantor in such period for the operation, cleaning, marketing, maintenance and repair of such parcel of Real Estate properly chargeable against income according to generally accepted accounting principles, including management fees.

For the purposes of this Agreement, Operating Expenses shall not include any of the following:

     (i) Foreign, U.S., state and local income taxes, franchise taxes or other taxes based on the income imposed on the Borrower or the Guarantor generally and not as owner of such parcel of Real Estate;

     (ii) Depreciation and any other non-cash expenditures of the Borrower or the Guarantor for income tax purposes;

     (iii) Any improvements to such parcel of Real Estate of a capital nature (as determined in accordance with generally accepted accounting practices);

     (iv) Any expense paid or incurred in connection with the sale of all or any part of such parcel of Real Estate or any interest therein;

     (v) All costs, expenses, fees, commissions or other compensation paid by or on behalf of the Borrower or the Guarantor in connection with the renovation, improvement or development of such parcel of Real Estate to the extent treated as Net Capital Expenditures;

     (vi) Any payment of principal or interest under the Notes or other fees or charges payable under this Agreement; and

     (vii)     The Capital Improvement Reserve.

Operating Expenses shall be determined on the basis of sound cash basis accounting practices applied on a consistent basis, modified as described above.

     OTR MINORITY INTEREST. The Borrower's minority partnership interest in Meridian Ohio Limited Partnership, a Delaware limited partnership, as recorded under generally accepted accounting principles, without deduction for depreciation.

     OTR MINORITY INTEREST PROPERTY. All real property at any time owned by Meridian Ohio Limited Partnership, a Delaware limited partnership.

     OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination. With respect to the Letters of Credit, the aggregate amount of amounts available to be drawn under Letters of Credit.

     PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

     PERMITTED LIENS. Liens, security interests and other encumbrances permitted by Section 8.2.

     PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     PROSPECTUS. The prospectus included in the registration statement on Form S-4 of the Borrower dated November 19, 1996 and filed with the SEC.

     PRUDENTIAL LOAN. That certain $66,100,000 Non-recourse loan made by The Prudential Life Insurance Company of America to Borrower, as restructured by the predecessors in interest of the Borrower on May 31, 1995, and as amended on December 14, 1995.

     QUALIFYING PROPERTY. With respect to the Unencumbered Operating Properties, an Unencumbered Operating Property meeting all of the following requirements at the time of determination: (a) age does not exceed twelve (12) years; (b) total Gross Rentable Area is not less than 50,000 square feet; (c) use is non-specialized; and (d) at least two of the following three characteristics are present: (i) finished out air conditioned office space does not exceed twenty percent (20%) of total Gross Rentable Area, (ii) ceiling clearance height is not less than twenty-two (22) feet, and (iii) the average amount of Gross Rentable Area covered by each Lease is not less than 20,000 square feet.

     RATING AGENCIES. Standard & Poor's Corporation and Moody's Investors Service, Inc.

     RATING NOTICE.  See Section 7.4(k).

     RATING NOTICE DATE. The earlier of (a) the date a Rating Notice is received by the Agent, or (b) the date the Agent, having received actual notice of a change by the Rating Agency of the Borrower's Implied Rating, sends notice to the Borrower of such change, provided that nothing contained herein shall imply any obligation of the Agent to monitor such rating changes.

     REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

     RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     REFERENCE BANK. Agent.

     REGISTER.  See Section 18.2.

     REIT STATUS. With respect to the Borrower, its status as a real estate investment trust as defined in Section 856(a) of the Code.

     RELEASE.  See Section 6.18(c)(iii).

     RENT ROLL. A report prepared and certified by the Borrower or the Guarantor, as applicable, showing for each unit its type, location, Gross Rentable Area, occupancy status, lease expiration date, market rent, lease rent and other information in substantially the form presented to the Banks prior to the date hereof or in such other form as may have been approved by the Agent, such approval not to be unreasonably withheld.

     SEC.  The federal Securities and Exchange Commission.

     SHORT-TERM INVESTMENTS.  Investments described in subsections (a) through
(g), inclusive, of Section 8.3.

     STATE.  A state of the United States of America.

     SUBSIDIARY. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries a controlling interest that would require preparation of Consolidated financial statements under generally accepted accounting principles.

     SUBSIDIARY MINORITY INTEREST. The minority interest in a DownREIT or other Consolidated Subsidiary owned by Persons other than Borrower or its Subsidiaries as recorded under generally accepted accounting principles.

     TEST PERIOD.  See Section 9.2.

     TOTAL COMMITMENT. The sum of the Commitments of the Banks, as in effect from time to time.

     TYPE. As to any Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     UNDER DEVELOPMENT. Any Real Estate shall be considered under development until such time as (i) a Certificate of Occupancy has been obtained, (ii) seventy percent (70%) of the gross leasable area is leased and occupied, and
(iii) the Gross Cash Receipts from the operation of such Real Estate shall have equaled or exceeded Operating Expenses for three (3) consecutive months.

     UNENCUMBERED OPERATING PROPERTIES. Real Estate which is owned one hundred percent (100%) in fee simple by the Borrower or the Guarantor and which satisfies all of the following conditions:

          (a) each of the Unencumbered Operating Properties shall be free and clear of all Liens other than Liens permitted in Section 8.2(ii) and (iv);

          (b) to the best of the Borrower's knowledge and belief, none of the Unencumbered Operating Properties shall have any material environmental, structural, title, survey or other defects that would give rise to a materially adverse effect as to the value, use of or ability to sell or refinance such property; and

          (c) each of the Unencumbered Operating Properties shall consist solely of Real Estate (i) which is fully operational and (ii) with respect to which valid certificates of occupancy for all Buildings thereon have been issued and are in full force and effect;

Notwithstanding anything herein to the contrary, (i) Unencumbered Operating Properties shall only be owned by the Guarantor to the extent necessary to reduce or minimize franchise or other similar taxes computed with respect to the ownership and/or operation of the Unencumbered Operating Properties; (ii) the OTR Minority Interest Property shall constitute an "Unencumbered Operating Property", provided (x) Borrower shall not create or incur or suffer to be created or incurred any lien upon or against the OTR Minority Interest Property except for liens permitted by Section 8.2(ii) and (iv), and the OTR Minority Interest Property otherwise complies with the requirements governing Unencumbered Operating Properties contained in this Agreement; (y) the limited partnership agreement governing Meridian Ohio Limited Partnership shall permit the Borrower to provide financial and operating information regarding the OTR Minority Interest and the OTR Minority Interest Property to the Banks; and (z) the Borrower shall not be permitted to own any other minority interests without the prior written approval of the Majority Banks; (iii) real property owned by a DownREIT shall constitute an Unencumbered Operating Property, provided the provisions of clauses (x) and (y) (as applied to the applicable DownREIT's formation agreement) in (ii) above are complied with; (iv) Real Estate owned by a Subsidiary of the Borrower and approved in writing by the Majority Banks (which approval shall be conditioned on, among other things, the execution and delivery by such Subsidiary of a guaranty of payment and performance in form substantially similar to the Guaranty, direct ownership and control of such Subsidiary by the Borrower, including, without limitation, the right to sell, transfer, convey or encumber assets of such Subsidiary, and the assets of such Subsidiary and the ownership interests of the Borrower in such Subsidiary being unencumbered) shall constitute Unencumbered Operating Properties, and (v) other minority interests approved in writing by the Majority Banks shall constitute Unencumbered Operating Properties.

     VOTING INTERESTS. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     Section 1.2.  RULES OF INTERPRETATION.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) The words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

          (h) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein.

          (i) Reference to a particular "Section ", refers to that section of this Agreement unless otherwise indicated.

          (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     Section 2.  THE REVOLVING CREDIT FACILITY.

     Section 2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with Section 2.6, such sums as are requested by the Borrower for the purposes set forth in Section 7.11 up to a maximum aggregate principal amount Outstanding (after giving effect to all amounts requested and the amount of Letters of Credit Outstanding, including Letters of Credit accepted but unpaid) at any one time equal to such Bank's Commitment, PROVIDED, that, in all events no Default or Event of Default shall have occurred and be continuing; and PROVIDED, FURTHER, that the Outstanding principal amount of the Loans (after giving effect to all amounts requested and the amount of Letters of Credit Outstanding, including Letters of Credit accepted but unpaid) shall not at any time exceed the Total Commitment or cause a violation of the covenant set forth in Section 9.4.
The Loans shall be made PRO RATA in accordance with each Bank's Commitment Percentage. The funding of a Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in Section 10 and Section 11, in the case of the initial Loan, and
Section 11, in the case of all other Loans, have been satisfied on the date of such funding.

     Section 2.2. FACILITY FEE. The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a facility fee calculated at the rate of one-fourth of one percent (0.25%) per annum on the average daily amount by which the Total Commitment exceeds the Outstanding principal amount of Loans and the amount of Outstanding

Letters of Credit (including Letters of Credit accepted but unpaid) during each calendar quarter or portion thereof commencing on the Closing Date and ending on the Maturity Date, provided, however, that in the event for any quarter the ratio (expressed as a percentage) of (a) the average daily amount of the Outstanding principal amount of the Loans and the amount of Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) during such quarter to (b) the Total Commitment is greater than sixty-five percent (65%), then the facility fee shall be calculated at the rate of three-twentieths of one percent (0.15%) for such quarter. The facility fee shall be payable quarterly in arrears on the last day of each calendar quarter for such calendar quarter or portion thereof, with a final payment on the Maturity Date.

     Section 2.3.  INTENTIONALLY OMITTED.

     Section 2.4. NOTES. The Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT A hereto (collectively, the "Notes"), dated the date of this Agreement and completed with appropriate insertions. One Note shall be payable to the order of each Bank in the principal face amount equal to such Bank's Commitment and shall be payable as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on such Bank's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The Outstanding amount of the Loans set forth on such Bank's Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due. By delivery of the Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the indebtedness evidence by the "Notes" as defined in the First Amended Credit Agreement, which indebtedness is instead allocated among the Banks as of the date hereof and evidenced by the Notes in accordance with their respective Commitment Percentages.

     Section 2.5.  INTEREST ON LOANS.

          (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a Eurodollar Rate Loan at the rate per annum equal to the Base Rate.

          (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the sum of the Applicable Margin plus the Eurodollar Rate determined for such Interest Period.

          (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

          (d) Base Rate Loans and Eurodollar Rate Loans may be converted to Loans of the other Type as provided in Section 4.1.

     Section 2.6. REQUESTS FOR LOANS. Except with respect to the initial Loan, the Borrower (i) shall notify the Agent of a potential request for a Loan as soon as possible but not less than five (5) Business Days prior to the Borrower's proposed Drawdown Date, and (ii) shall give to the Agent written notice in the form of EXHIBIT B hereto (or telephonic notice confirmed in writing in the form of EXHIBIT B hereto) of each Loan requested hereunder (a "Loan Request") no less than three (3) Business Days prior to the proposed Drawdown Date. The Agent shall promptly notify each of the Banks following the receipt of a Loan Request, but in any event not less than three (3) Business Days prior to the proposed Drawdown Date. Borrower shall not make a Loan Request more frequently than five (5) times each month, but will exercise its best efforts not to exceed three (3) draws each month.
Each such notice shall specify with respect to the requested Loan the proposed principal amount, Drawdown Date, Interest Period (if applicable) and Type. Each such notice shall also contain (i) a statement as to the purpose for which such advance shall be used (which purpose shall be in accordance with the terms of Section 7.11), (ii) a certification by an Authorized Officer of the Borrower and the Guarantor that since the date of the last Compliance Certificate delivered under this Agreement, there have been no material changes in the matters certified in such Compliance Certificate that could cause a Default or Event of Default to occur after giving effect to the making of such Loan, and (iii) a certification by an Authorized Officer of the Borrower that the Borrower is and will be in compliance with Section 9.4 after giving effect to the making of such Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Except as provided in this Section 2.6, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan requested from the Banks on the proposed Drawdown Date, provided that, in addition to the Borrower's other remedies against any Bank which fails to advance its proportionate share of a requested Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Bank fails to advance its proportionate share of the requested Loan in accordance with the terms of this Agreement, provided further that the Borrower shall be liable in accordance with the terms of this Agreement to any Bank which is prepared to advance its proportionate share of the requested Loan for any costs, expenses or damages incurred by such Bank as a result of the Borrower's election to revoke such Loan Request (including, without limitation, the items described in Section 4.8, as applicable, but not including any damages for lost interest earnings as a result of such Loan not being made). Nothing herein shall prevent the Borrower from seeking recourse against any Bank that fails to advance its proportionate share of a requested Loan as required by this Agreement. The Borrower may without cost or penalty revoke a Loan Request by delivering notice thereof to each of the Banks no later than three (3) Business Days prior to the Drawdown Date. Each Loan Request shall be (a) for a Base Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, or (b) for a Eurodollar Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof; PROVIDED, HOWEVER, that there shall be no more than five (5) Eurodollar Rate Loans outstanding at any one time.

     Section 2.7. FUNDS FOR LOANS. Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Loans which may be disbursed pursuant to Section 2.1. Upon receipt from each Bank of such amount, and upon receipt of the documents required by
Section 10 and Section 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Banks by crediting such amount to the account of the Borrower maintained at the Agent's Head Office. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Loans, including any additional Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Bank so failing or refusing, provided that the Borrower may by notice received by the Agent no later than the Drawdown Date refuse to accept any Loan which is not fully funded in accordance with the Borrower's Loan Request subject to the terms of Section 2.6. In the event of any such failure or refusal, the Banks not so failing or refusing shall be entitled to a priority position as against the Bank or Banks so failing or refusing for such Loans as provided in Section 12.5.

     Section 2.8.  EXTENSION OF MATURITY DATE.

          (a) The Borrower has requested the ability to extend the Maturity Date. The Borrower acknowledges and agrees that the Banks have no agreement or obligation to extend the Maturity Date. Notwithstanding the foregoing, the Borrower and the Banks have agreed upon the following procedure with respect to requests by the Borrower to extend the Maturity Date:

               (i) The Borrower may request that the Banks extend the Maturity Date by one (1) year. If the Borrower desires to request that the Maturity Date be extended by one (1) year, the Borrower shall deliver written notice of such request to the Agent not earlier than the first anniversary of the Closing Date and not later than the date which is ninety (90) days prior to the then effective Maturity Date (an "Extension Request"). The Agent shall provide a copy of such notice to each of the Banks within ten (10) days after the Agent's receipt of such notice. The Banks shall notify the Agent within forty-five (45) days of receipt of such notice from the Agent of such Bank's approval or rejection of the Extension Request. No Extension Request shall be deemed approved unless approved by all of the Banks, which approval may be granted or withheld in each Bank's sole and absolute discretion. In the event that a Bank shall fail to respond in writing to the Agent within such forty-five (45) day period, such Bank shall be deemed to have rejected the Extension Request. The Agent shall promptly notify the Borrower of the responses received from the Banks with respect to the Extension Request.

               (ii) If the Extension Request is approved by all of the Banks as provided in Section 2.8(a)(i), the Borrower shall retain the right to request further one (1) year extensions in the manner provided in this
     Section 2.8(a).

          (b) In the event that an Extension Request is approved as provided in Section 2.8(a), each and every such approval shall be conditioned upon satisfaction of the following conditions precedent, which terms shall be in addition to any terms and conditions which may be required by the Banks as a condition to the approval of the Extension Request and must be satisfied prior to the effectiveness of any extension of the Maturity Date:

               (i) PAYMENT OF EXTENSION FEE. Within fifteen (15) days of approval of the Extension Request by all of the Banks (but in no event later than the Maturity Date as determined without regard to such extension), the Borrower shall pay to the Agent for the PRO RATA accounts of the Banks in accordance with their respective Commitment Percentages an extension fee as more particularly described in the Agreement Regarding Fees, which fee shall, when paid, be fully earned and non-refundable under any circumstances.

               (ii) NO DEFAULT. On the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension) there shall exist no Default or Event of Default.

               (iii) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower or the Guarantor in the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantor or any of the Borrower's Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Maturity Date (as determined without regard to such extension) other than for changes in the ordinary course of business permitted by this Agreement that have not had any materially adverse affect on the business of the Borrower, the Guarantor or any of the Borrower's Subsidiaries.

     Section 2.9.  LETTERS OF CREDIT.

          (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Maturity Date, the Agent shall issue such Letters of Credit as the Borrower may request, for the purposes provided in Section 7.11, upon the delivery of a written request in the form of EXHIBIT C hereto (a "Letter of Credit Request") to the Agent, PROVIDED that (i) upon issuance of such Letter of Credit, the Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) shall not exceed Nineteen Million Five Hundred Thousand Dollars ($19,500,000.00), (iii) the conditions set forth in Sections 10 and 11 shall have been satisfied, and
(iv) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Agent and the Majority Banks otherwise consent, the term of any Letter of Credit shall not exceed the lesser of twelve (12) months or a period of time commencing on the issuance of the Letter of Credit and ending on the date which is fifteen (15) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date), and no Letter of Credit shall contain an automatic extension or renewal clause. The amount available to be drawn under any Letter of Credit shall reduce on a dollar for dollar basis the amount available to be drawn under the Total Commitment as a Loan.

          (b) Each Letter of Credit Request shall be submitted to the Agent at least ten (10) Business Days prior to the date upon which the requested Letter of Credit is to be issued. Following the receipt of a Letter of Credit Request, the Agent shall promptly notify each of the Banks of the Letter of Credit Request. Each such Letter of Credit Request shall contain
(i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of Section 7.11),
(ii) a certification by an Authorized Officer of the Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit, and
(iii) a certification by an Authorized Officer of the Borrower that the Borrower is and will be in compliance with Section 7.15 after giving effect to the issuance of the Letter of Credit. The Borrower shall further deliver to the Agent such additional applications and documents as the Agent may require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

          (c) The Agent shall, if it approves of the content of the Letter of Credit Request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before ten (10) Business Days following receipt of the documents last due pursuant to Section 2.9(b). Each Letter of Credit shall be in form and substance satisfactory to the Agent in its sole discretion. Upon issuance of a Letter of Credit, the Agent shall provide copies of each Letter of Credit to the Banks.

          (d) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased a participation therein from Agent in an amount equal to its respective Commitment Percentage of the amount of such Letter of Credit.

          (e) Upon the issuance of each Letter of Credit, the Borrower shall pay to the Agent (i) for its own account, a Letter of Credit fee calculated at the rate of two-fifths of one percent (0.40%) per annum of the amount available to be drawn under such Letter of Credit (which fee shall not be less than $1,000.00 in any event), and (ii) for the accounts of the Banks in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate of one percent (1%) per annum of the amount available to be drawn under such Letter of Credit. Such fees shall be payable in quarterly installments in advance with respect to each Letter of Credit commencing on its date of issuance and continuing on each quarter thereafter, as applicable.

          (f) If and to the extent that any amounts are drawn upon any Letter of Credit, the amounts so drawn shall, from the date of payment thereof by the Agent, be considered Loans for all purposes hereunder bearing interest as provided in Section 2.5(a). The Banks shall be required to make such Loans regardless of whether all of the conditions to disbursement set forth in Section 11 have been satisfied.

          (g)  If after the issuance of a Letter of Credit pursuant to
Section 2.9(d) by the Agent, but prior to the funding of any portion thereof by a Bank, one of the events described in Section 12.1(h), (i) or (j) shall have occurred, each Bank will, on the date such Loan pursuant to Section 2.9(d) was to have been made, purchase an undivided participating interest in the Letter of Credit in an amount equal to its Commitment Percentage of the amount of such Letter of Credit. Each Bank will immediately transfer to the Agent in immediately available funds the amount of its participation and upon receipt thereof the Agent will deliver to such Bank a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount.

          (h) Whenever at any time after the Agent has received from any Bank such Bank's payment of funds under a Letter of Credit, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Bank's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it.

          (i) Upon the receipt by the Agent of any draw or other presentation for payment of a Letter of Credit and the payment of any amount under a Letter of Credit, the Agent shall, without notice to or the consent of the Borrower, direct the Banks to fund to the Agent in accordance with
Section 2.7 on or before 2:00 p.m. (Boston time) on the next Business Day their respective Commitment Percentages of the amount so paid by the Agent. The proceeds of such funding shall be paid to the Agent to reimburse the Agent for the payment made by it under the Letter of Credit. The provisions of Section 2.7 shall apply to any Bank or Banks failing or refusing to fund its Commitment Percentage of any such draw.

          (j) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

     Section 3.  REPAYMENT OF THE LOANS.

     Section 3.1. STATED MATURITY. The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date, all of the Loans Outstanding on such date, together with any and all accrued and unpaid interest thereon.

     Section 3.2. MANDATORY PREPAYMENTS. If at any time the aggregate Outstanding principal amount of the Loans and Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) exceeds the Total Commitment, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Loans. If at any time the Borrower is not in compliance with the covenants contained in Section 9.4, the Borrower shall pay to the Agent for the accounts of the Banks so much of the Outstanding principal amounts of the Loans as is necessary to cause the Borrower to be in compliance with Section 9.4.

     Section 3.3. OPTIONAL PREPAYMENTS. The Borrower shall have the right, at its election, to prepay the Outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium; PROVIDED, that the full or partial prepayment of the Outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto unless accompanied by breakage costs computed in accordance with Section 4.8 and except as otherwise required pursuant to
Section 4.7. The Borrower shall give the Agent, no later than 1:00 p.m., Boston time, at least three (3) Business Days prior written notice of any prepayment pursuant to this Section 3.3 specifying the proposed date of payment of Loans and the principal amount to be paid.

     Section 3.4. PARTIAL PREPAYMENTS. Each partial prepayment of the Loans under Section 3.2 and Section 3.3 shall be in an integral multiple of $500,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and, after payment of such interest, shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans.

     Section 3.5.  EFFECT OF PREPAYMENTS.  Amounts of the Loans prepaid under
Section 3.2 and Section 3.3 prior to the Maturity Date may be reborrowed as provided in Section 2.

     Section 3.6. PROCEEDS FROM DEBT OFFERING AND EQUITY OFFERING. Upon the occurrence of a Default or Event of Default and during any period during which such Default or Event of Default shall be continuing, the Borrower shall cause all gross proceeds of each and every Debt Offering and Equity Offering, less all reasonable costs, fees, expenses, underwriting commissions, fees and discounts incurred in connection therewith, to be promptly paid by the Borrower to the Agent for the account of the Banks as a prepayment of the Loans to the extent of the Outstanding balance of the Loans.

     Section 4.  CERTAIN GENERAL PROVISIONS.

     Section 4.1.  CONVERSION OPTIONS.

          (a) The Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type and such Loan shall thereafter bear interest as a Base Rate Loan or a Eurodollar Rate Loan, as applicable; PROVIDED that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least three Business Days' prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such Eurodollar Rate Loan; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least four Eurodollar Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than five (5) Eurodollar Rate Loans Outstanding at any one time; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of the Outstanding Loans of any Type may be converted as provided herein, PROVIDED that no partial conversion shall result in a Base Rate Loan in an aggregate principal amount of less than $1,000,000 or a Eurodollar Rate Loan in an aggregate principal amount of less than $1,000,000 and that the aggregate principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

          (b) Any Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of Section 4.1; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Event of Default.

          (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

     Section 4.2. COMMITMENT FEE. Upon the execution of this Agreement, the Borrower agrees to pay to the Banks a nonrefundable commitment fee pursuant to the Agreement Regarding Fees.

     Section 4.3. AGENT'S FEE. The Borrower shall pay to the Agent, for the Agent's own account, a non-refundable Agent's fee pursuant to the Agreement Regarding Fees.

     Section 4.4.  FUNDS FOR PAYMENTS.

          (a) All payments of principal, interest, facility fees, Agent's fees, closing fees, Letter of Credit fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, as the case may be, at the Agent's Head Office, not later than 1:00 p.m. (Boston time) on the day when due, in each case in immediately available funds. The Agent is hereby authorized to charge the account of the Borrower with FNBB, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Banks under the Loan Documents.

          (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

          (c) The obligations of the Borrower to the Banks under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (ii) the existence of any claim, set-off, defense or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or the Banks (other than the defense of payment to the Banks in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction; (iii) any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (iv) any breach of any agreement between Borrower and any beneficiary or transferee of any Letter of Credit; (v) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vi) payment by the Agent under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct on the part of the Agent, and (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct on the part of the Agent.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Bank, (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicating the withholding status of such Bank; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under Section 4.4(b). In the event that the Borrower shall have delivered the certificates or vouchers described above for any payments made by the Borrower and such Bank receives a refund of any taxes paid by the Borrower pursuant to Section 4.4(b), such Bank will pay to the Borrower the amount of such refund promptly upon receipt thereof, PROVIDED that if at any time thereafter such Bank is required to return such refund, the Borrower shall promptly repay to such Bank the amount of such refund.

     Section 4.5. COMPUTATIONS. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding amount of the Loans as reflected on the records of the Agent from time to time shall be considered PRIMA FACIE evidence of such amount.

     Section 4.6. INABILITY TO DETERMINE EURODOLLAR RATE. In the event that, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans and (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     Section 4.7. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Bank or its Eurodollar Lending Office shall assert that it is unlawful, for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Banks to make Eurodollar Rate Loans or convert Loans of another type to Eurodollar Rate Loans shall forthwith be suspended and (b) the Eurodollar Rate Loans then Outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law.

     Section 4.8. ADDITIONAL INTEREST. If any Eurodollar Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrower will pay to the Agent upon demand for the account of the Banks in accordance with their respective Commitment Percentages, in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate the Banks for any losses, costs or expenses which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the Eurodollar Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the Eurodollar Rate applicable to such Eurodollar Rate Loan over (b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable) (it being agreed that a Bank shall not be obligated or required to have actually obtained funds at the Eurodollar Rate or to have actually reinvested such amount as described above).

     Section 4.9. ADDITIONAL COSTS, ETC. Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment, a Letter of Credit or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank under this Agreement or the other Loan Documents, or

          (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit from, or commitments of any Bank beyond those in effect as of the date hereof, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, a Letter of Credit or any class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part; and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or Letters of Credit or such Bank's Commitment, or

               (ii) to reduce the amount of principal, interest or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment or any of the Loans or Letters of Credit, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within fifteen (15) days of demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Bank and the Agent in determining such amounts may use any reasonable averaging and attribution methods, generally applied by such Bank or the Agent.

     Section 4.10. CAPITAL ADEQUACY. If after the date hereof any Bank determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements of general application for banks or bank holding companies (as opposed to a particular bank) or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Bank or its parent bank holding company with any future guideline, request or directive of any such entity regarding capital adequacy or any amendment or change in interpretation of any existing guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on such Bank's or such holding company's capital as a consequence of such Bank's commitment to make Loans hereunder to a level below that which such Bank or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Bank to be material, then such Bank may notify the Borrower thereof. The Borrower agrees to pay to such Bank the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Bank of a statement of the amount setting for the Bank's calculation thereof. In determining such amount, such Bank may use any reasonable averaging and attribution methods, generally applied by such Bank.

     Section 4.11. INDEMNITY OF BORROWER. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, or (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request; provided, however, that the Borrower shall not be required to so indemnify any

Bank pursuant to clause (b) above which fails or refuses to fund its proportionate share of a Loan in accordance with the terms of this Agreement.

     Section 4.12. INTEREST ON OVERDUE AMOUNTS; LATE CHARGE. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to three percent (3%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid within ten days of the date when due.

     Section 4.13. CERTIFICATE. A certificate setting forth any amounts payable pursuant to Section 4.8, Section 4.9, Section 4.10, Section 4.11 or
Section 4.12 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

     Section 4.14. LIMITATION ON INTEREST. Notwithstanding anything in this Agreement to the contrary, all agreements between the Borrower and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower.
All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between the Borrower and the Banks and the Agent.

     Section 5. SECURITY. The Banks have agreed to make the Loans to the Borrower on an unsecured basis. Notwithstanding the foregoing, the Obligations shall be guaranteed by Guarantor pursuant to the Guaranty.

     Section 6.  REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants to the Agent and the Banks as follows:

     Section 6.1.  CORPORATE AUTHORITY, ETC.

          (a) INCORPORATION; GOOD STANDING. The Borrower (i) is a corporation duly organized pursuant to its organizational documents and amendments thereto filed with the Department of Assessments and Taxation of Maryland and is validly existing and in good standing under the laws of the State of Maryland, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Unencumbered Operating Properties are located to the extent required to be so authorized and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the Borrower and (iv) is a real estate investment trust in full compliance with and entitled to the benefits of Section 856 of the Code.

          (b) SUBSIDIARIES. Each of the Subsidiaries of the Borrower (including the Guarantor) (i) is a corporation, limited partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

          (c) AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and the Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the charter documents, partnership agreement, declaration of trust or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person.

          (d) ENFORCEABILITY. The execution and delivery of this Agreement and the other Loan Documents are valid and legally binding obligations of the Borrower and the Guarantor enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 6.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrower and the Guarantor of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     Section 6.3.  TITLE TO PROPERTIES; LEASES.  Except as indicated on SCHEDULE
6.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases (excluding leases entered into in the ordinary course of the Borrower's business), conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens. Without limiting the foregoing, the Borrower and its Subsidiaries have good and marketable fee simple title to, or a valid and subsisting leasehold interest in, all real property reasonably necessary for the operation of its business in whole, free from all liens or encumbrances of any nature whatsoever, except for Permitted Liens. The Borrower or its Subsidiary or the Guarantor, as the case may be, is the insured under owner's policies of title insurance covering all real property owned by it, in each case in an amount not less than the purchase price for such real property. Neither the Borrower nor the Guarantor is a party to a Lease with a tenant which accounts for one-half percent (0.5%) or more of the total rental revenues of the Borrower and in which Ameritech owns, directly or indirectly, more than a nine and nine tenths percent (9.9%) interest.

     Section 6.4. FINANCIAL STATEMENTS. The Borrower has furnished to each of the Banks: (a) the pro forma consolidated balance sheet of the Borrower and its Subsidiaries and of the Guarantor as of the Balance Sheet Date and their related consolidated statements of income, changes in stockholder equity and cash flows for the fiscal year then ended, certified by an Authorized Officer of the Borrower and the Guarantor, as applicable, (b) a pro forma consolidated balance sheet and a pro forma consolidated statement of income and cash flows of the Borrower and its Subsidiaries and of the Guarantor for each of the fiscal quarters of the Borrower ended since the Balance Sheet Date certified by an Authorized Officer of the Borrower and the Guarantor, as applicable, to have been prepared in accordance with generally accepted accounting principles consistent with those used in the preparation of the annual statements delivered pursuant to subsection (a) above and to fairly present the financial condition of the Borrower and its Subsidiaries and the Guarantor as at the close of business on the dates thereof and the results of operations for the fiscal quarters then ended (subject to year-end adjustments), and (c) an unaudited consolidated statement of Net Operating Income for the Borrower and its Subsidiaries and the Guarantor and an unaudited statement of Net Operating Income for each parcel of Real Estate for the fiscal year ended December 31, 1996, satisfactory in form to the Majority Banks and certified by an Authorized Officer of the Borrower and the Guarantor, as applicable, as fairly presenting the operating income for such parcels for such periods. Such balance sheet and statements of income, stockholder's equity and cash flows have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower and its Subsidiaries and the Guarantor as of such dates and the results of the operations of the Borrower and its Subsidiaries and the Guarantor for such periods. There are no liabilities, contingent or otherwise, of the Borrower or any of its Subsidiaries or the Guarantor involving material amounts not disclosed in said financial statements and the related notes thereto.

     Section 6.5. NO MATERIAL CHANGES. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries or the Guarantor taken as a whole as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries and the Guarantor, adjusted pursuant to Section 9.7, as of the Balance Sheet Date, or its consolidated statement of Net Operating Income or Operating Cash Flow for the Real Estate for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of such Person.

     Section 6.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrower and its Subsidiaries and the Guarantor possess all franchises, patents, copyrights, trademarks, trade names, servicemarks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others.

     Section 6.7. LITIGATION. Except as stated on SCHEDULE 6.7 there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries or the Guarantor before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto, or which will adversely affect the ability of the Borrower or the Guarantor to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents.

     Section 6.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor any of its Subsidiaries nor the Guarantor is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries or the Guarantor. Neither the Borrower nor any of its Subsidiaries nor the Guarantor is a party to any contract or agreement that has or is expected, in the judgment of the officers of such Person, to have any materially adverse effect on the business of any of them.

     Section 6.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower nor any of its Subsidiaries nor the Guarantor is in violation of any provision of its charter or other organizational documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower or its Subsidiaries or the Guarantor.

     Section 6.10. TAX STATUS. The Borrower and each of its Subsidiaries and the Guarantor (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of such Person know of no basis for any such claim.

     Section 6.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     Section 6.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries nor the Guarantor is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     Section 6.13. ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrower or its Subsidiaries or the Guarantor or rights thereunder.

     Section 6.14.  INTENTIONALLY OMITTED.

     Section 6.15. CERTAIN TRANSACTIONS. Except as set forth in the Prospectus, none of the officers, trustees, directors, or employees of the Borrower or any of its Subsidiaries or the Guarantor is a party to any transaction with the Borrower or any of its Subsidiaries or the Guarantor (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section 6.16. EMPLOYEE BENEFIT PLANS. The Borrower and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Neither the Borrower nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, (b) failed to make any contribution or payment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, or made any amendment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. None of the Unencumbered Operating Properties constitutes a "plan asset" of any Employee Plan, Multiemployer Plan or Guaranteed Pension Plan.

     Section 6.17. REGULATIONS U AND X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     Section 6.18. ENVIRONMENTAL COMPLIANCE. The Borrower has conducted or caused to be conducted Phase I environmental site assessments with respect to the past usage and condition of the Real Estate and the operations conducted thereon, and is familiar with the present condition and usage of the Real Estate and the operations conducted thereon and, based upon such reports and knowledge, makes the following representations and warranties.

          (a) To the best of the Borrower's knowledge, none of the Borrower or its Subsidiaries or any operator of the Real Estate, or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation involves the Real Estate and would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower.

          (b) Neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

          (c) To the best of the Borrower's knowledge, except as set forth in SCHEDULE 6.18 or, in the case of Real Estate acquired after the date hereof, except as may be disclosed in writing to the Agent upon the acquisition of the same: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or the operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate, or, to the best of the Borrower's knowledge, on, upon, into or from the other properties of the Borrower or its Subsidiaries, which Release would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA or approved by a state or local environmental regulatory authority having jurisdiction regarding the transportation of such substance and, to the best knowledge of the Borrower without independent investigation, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under all applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws.

          (d) Neither the Borrower, its Subsidiaries nor any Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

     Section 6.19. SUBSIDIARIES. SCHEDULE 6.19 sets forth all of the Subsidiaries of the Borrower. The form and jurisdiction of organization of each of the Subsidiaries, and the Borrower's ownership interest therein, is set forth in said SCHEDULE 6.19.

     Section 6.20. MINORITY INTERESTS. Other than the OTR Minority Interest, the Borrower owns no other minority interests in partnerships, joint ventures, corporations or other entities.

     Section 6.21. LOAN DOCUMENTS. All of the representations and warranties of the Borrower made in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and neither the Borrower nor the Guarantor has failed to disclose such information as is necessary to make such representations and warranties not misleading.

     Section 6.22. PROPERTY. All of the Borrower's and its Subsidiaries' properties are in good repair and condition in all material respects, subject to ordinary wear and tear, other than with respect to deferred maintenance existing as of the date of acquisition of such property as permitted in this
Section 6.22. Without limiting the foregoing, the Borrower has completed an appropriate investigation of the physical condition of each such property as of the later of the date of the Borrower's or such Subsidiaries' purchase thereof or the date upon which such property was last security for Indebtedness of the Borrower or such Subsidiary, or their predecessors, including without limitation an analysis of the structural condition and existence of any material deferred maintenance, and such property is in good condition, order and repair, and any material deferred maintenance existing as of the date of acquisition of such property has been corrected or satisfactory remediation actions are being taken. The Borrower further has completed an appropriate investigation of the environmental condition of each such property as of the later of the date of the Borrower's or such Subsidiaries' purchase thereof or the date upon which such property was last security for Indebtedness of the Borrower or such Subsidiary, or their predecessors, including preparation of a "Phase I" report and, if appropriate, a "Phase II" report, in each case prepared by a recognized environmental engineer in accordance with customary standards which discloses that such property is not in violation of the representations and covenants set forth in this Agreement, unless satisfactory remediation actions are being taken. There are no unpaid or outstanding real estate or other taxes or assessments on or against any property of the Borrower or any of its Subsidiaries which are payable by the Borrower or its Subsidiaries (except only real estate or other taxes or assessments, that are not yet due and payable). There are no pending eminent domain proceedings against any property of the Borrower or its Subsidiaries or any part thereof, and, to the knowledge of the Borrower, no such proceedings are presently threatened or contemplated by any taking authority which may individually or in the aggregate have any materially adverse effect on the business or financial condition of the Borrower. None of the property of Borrower or its Subsidiaries is now damaged or injured as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any materially adverse effect on the business or financial condition of the Borrower.

     Section 6.23. BROKERS. Neither the Borrower nor any of its Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

     Section 6.24. OTHER DEBT. Neither the Borrower nor any of its Subsidiaries nor the Guarantor is in default in the payment of any other Indebtedness or under any agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or lease to which any of them is a party, excluding trade payables less than sixty (60) days old. The Borrower is not a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other indebtedness or obligation of the Borrower.

     Section 6.25. SOLVENCY. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all of the Loans made hereunder, the Borrower and the Guarantor are not insolvent on a balance sheet basis such that the sum of each of their respective assets exceeds the sum of each of their respective liabilities, each is able to pay its debts as they become due, and each has sufficient capital to carry on its business.

     Section 6.26. MIT UNSECURED L.P. MIT-ULP, Inc., a wholly-owned Subsidiary of the Borrower, is the sole limited partner of MIT Unsecured L.P., and MIT Unsecured, Inc., the sole general partner of MIT Unsecured L.P., is a wholly-owned Subsidiary of the Borrower.

     Section 7.  AFFIRMATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan or Note or Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue any Letters of Credit:

     Section 7.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes as well as all other sums owing pursuant to the Loan Documents.

     Section 7.2. MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office at 455 Market Street, 17th Floor, San Francisco, California 94105, or at such other place in the United States of America as the Borrower shall designate upon prior written notice to the Agent and the Banks, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

     Section 7.3. RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. Neither the Borrower nor the Guarantor nor any of their respective Subsidiaries shall, without the prior written consent of the Majority Banks, (x) make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in Section 6.4 or (y) change its fiscal year.

     Section 7.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries at the end of such year, and the related audited consolidated statements of income, changes in shareholder's equity and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Arthur Andersen LLP or by another "Big Six" accounting firm, the Form 10-K filed with the SEC (unless the SEC has approved an extension, in which event the Borrower will deliver to the Agent and each of the Banks a copy of the Form 10-K simultaneously with delivery to the SEC), and any other information the Banks may need to complete a financial analysis of the Borrower and its Subsidiaries. At any time that the Agent has reasonable grounds to request the same (including, without limitation, at any time that the Compliance Certificate indicates that the Borrower is at or near minimum compliance with the financial covenants contained in this Agreement), the Agent may require that such report be accompanied by a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary for said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default, they shall disclose in such statement any such Default or Event of Default;

          (b) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the Borrower (including the fourth fiscal quarter in each year), copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, changes in shareholder's equity and cash flows for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles (which may be provided by inclusion in the Form 10-Q of the Borrower for such period provided pursuant to subsection (c) below), together with a certification by an Authorized Officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the Borrower (excluding the fourth fiscal quarter in each year), copies of Form 10-Q filed with the SEC (unless the SEC has approved an extension in which event the Borrower will deliver such copies of the Form 10-Q to the Agent and each of the Banks simultaneously with delivery to the SEC);

          (d) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the Borrower (including the fourth fiscal quarter in each year), copies of a consolidated statement of the Funds from Operations for such fiscal quarter for the Borrower and its Subsidiaries and the Net Operating Income and Operating Cash Flow for the Real Estate and year-to-date in form and substance satisfactory to Agent, prepared on a basis consistent with the statement furnished pursuant to Section 6.4(c) together with a certification by an Authorized Officer of the Borrower that the information contained in such statement fairly presents the Funds from Operations of the Borrower and its Subsidiaries and the Net Operating Income and Operating Cash Flow for the Real Estate for such period;

          (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, and within thirty (30) days of the filing with the SEC of a Form 8-K or any other document amending any other filing previously made by the Borrower which could reasonably be expected to have a materially adverse effect on the Borrower, a statement (a "Compliance Certificate") certified by an Authorized Officer of the Borrower and the Guarantor in the form of EXHIBIT D hereto setting forth in reasonable detail computations evidencing compliance with the covenants contained in
Section 9, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (f) concurrently with the delivery of the financial statements described in subsections (b) and (c) above, a certificate signed by an Authorized Officer of the Borrower to the effect that, having read this Agreement, and based upon an examination which they deem sufficient to enable them to make an informed statement, there does not exist any Default or Event of Default, or if such Default or Event of Default has occurred, specifying the facts with respect thereto;

          (g) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of the Borrower;

          (h) upon request of the Agent, but in any event not later than 30 days after receipt of notice of such request from the Agent, updated Rent Rolls with respect to the Real Estate, a summary of each Rent Roll in form reasonably satisfactory to the Agent, and a leasing activity report with respect to the Real Estate setting forth the Borrower's efforts to market and lease the then unleased space in the Real Estate and the results of such efforts;

          (i) simultaneously within the delivery of the financial statement referred to in subsection (a) above, a statement (i) listing the Real Estate owned by the Borrower and its Subsidiaries (or in which Borrower or its Subsidiaries owns an interest) and stating the owner thereof, the location thereof, the date acquired and the acquisition cost, (ii) listing the Indebtedness of the Borrower and its Subsidiaries (excluding Indebtedness of the type described in Section 8.1(b)-(e)), which statement shall include, without limitation, a statement of the original principal amount of such Indebtedness and the current amount outstanding, the holder thereof, the maturity date and any extension options, the interest rate, the collateral provided for such Indebtedness and whether such Indebtedness is recourse or Non-recourse, and (iii) listing the properties of the Borrower and its Subsidiaries which are under "development" (as used in Section 8.9) and providing a brief summary of the status of such development;

          (j) promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax return and amendments thereto of the Borrower;

          (k) not later than five (5) Business Days after the Borrower receives notice of the same from either of the Rating Agencies or otherwise learns of the same, notice of the issuance of any change in the rating by either of the Rating Agencies in respect of any debt of the Borrower (including any change in an Implied Rating), together with the details thereof, and of any announcement by either of the Rating Agencies that any such rating is "under review" or that any such rating has been placed on a watch list or that any similar action has been taken by either of the Rating Agencies (collectively a "Rating Notice"); and

          (l) from time to time such other financial data and information in the possession of the Borrower or the Guarantor (including without limitation separate financial statements for the Guarantor, auditors' management letters, evidence of payment of taxes, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower or the Guarantor) as the Agent may reasonably request.

     Section 7.5.  NOTICES.

          (a) DEFAULTS. The Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries or the Guarantor is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower or the Guarantor or the existence of which claimed default might become an Event of Default under Section 12.1(g), the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          (b) ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to the Agent (i) upon the Borrower obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substances at or from any Real Estate of the Borrower or its Subsidiaries; (ii) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves any Real Estate of the Borrower or its Subsidiaries or has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any Subsidiary.

          (c) NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will give notice to the Agent in writing within 15 days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower, any of its Subsidiaries or the Guarantor, or to which such Person is or is to become a party involving an uninsured claim against such Person that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Borrower will give notice to the Agent, in writing, in form and detail satisfactory to the Agent and each of the Banks, within ten days of any judgment not covered by insurance, whether final or otherwise, against the Borrower, any of its Subsidiaries or the Guarantor in an amount in excess of $250,000.

          (d) NOTICE OF PROPOSED SALES, ENCUMBRANCES, REFINANCE OR TRANSFER. The Borrower will give notice to the Agent of any proposed or completed sale, encumbrance (excluding encumbrances described in Section 8.2(iv)), refinance or transfer of any Real Estate or other Investment described in Section 8.3(j) of the Borrower of its Subsidiaries within any fiscal quarter of the Borrower, such notice to be submitted together with the Compliance Certificate provided or required to be provided to the Banks under Section
7.4 with respect to such fiscal quarter. The Compliance Certificate shall with respect to any proposed or completed sale, encumbrance, refinance or transfer be adjusted in the best good-faith estimate of the Borrower to give effect to such sale, encumbrance, refinance or transfer and demonstrate that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance, refinance or transfer. Notwithstanding the foregoing, in the event of any sale, encumbrance, refinance or transfer of any Real Estate or other Investment described in Section 8.3(j) of the Borrower or its Subsidiaries involving an amount in excess of twenty percent (20%) of the value of the Consolidated Total Assets of the Borrower, the Borrower shall promptly give notice to the Agent of such transaction, which notice shall be accompanied by a certification of Authorized Officer of the Borrower that no Default or Event of Default shall exist after giving affect to such event.

          (e) NOTIFICATION OF BANKS. Promptly after receiving any notice under this Section 7.5, the Agent will forward a copy thereof to each of the Banks, together with copies of any certificates or other written information that accompanied such notice.

     Section 7.6.  EXISTENCE; MAINTENANCE OF PROPERTIES.

          (a) The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland corporation. The Borrower will cause each of its Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence. The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by it and in related businesses.

          (b) The Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of its properties or on the financial condition, assets or operations of the Borrower and its Subsidiaries.

     Section 7.7. INSURANCE. The Borrower will, at its expense, procure and maintain or cause to be procured and maintained insurance covering the Borrower, its Subsidiaries and their respective properties in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy.

     Section 7.8. TAXES. The Borrower and each Subsidiary will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and upon the Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and PROVIDED, FURTHER, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower and each Subsidiary of the Borrower either
(i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim. The Borrower shall certify annually to the Agent that the Borrower is in compliance with this Section 7.8 with respect to the Unencumbered Operating Properties.

     Section 7.9. INSPECTION OF PROPERTIES AND BOOKS. The Borrower shall permit the Banks, through the Agent or any representative designated by the Agent, at the Borrower's expense to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request. The Banks shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the Borrower's normal business operations.

     Section 7.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will comply with, and will cause each of its Subsidiaries to comply in all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its corporate charter, partnership agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties (with respect to subsections (i), (iii) and (v) above, such compliance shall be in all material respects, subject to the provisions of Section 12.1(f)). If at any time while any Loan or Note or Letter of Credit is outstanding or the Banks have any obligation to make Loans hereunder or the Agent has any obligation to issue any Letters of Credit hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     Section 7.11. USE OF PROCEEDS. Subject to the limitations set forth herein, the Borrower will use the proceeds of the Loans or issuances of Letters of Credit solely to provide short-term financing (a) for the acquisition and development of interests in primarily non-specialized industrial real estate of institutional quality (either direct fee interests or interests in joint ventures or partnerships owning such property, as permitted by this Agreement), including reasonable transaction costs related thereto; (b) for working capital purposes; and (c) for such other purposes as the Majority Banks in their discretion from time to time may agree to in writing. Notwithstanding anything herein to the contrary, the amount of Loans and Letters of Credit Outstanding at any time which has been advanced for the purpose described in Section 7.11(b) shall not exceed $25,000,000.00, and may be used by Borrower only for the following purposes: (i) for the payment of expenditures for Capital Improvement Projects, tenant finish and leasing commissions; (ii) up to $5,000,000.00 per quarter for payment of Distributions up to a maximum amount outstanding at one time of $10,000,000.00, provided that the Borrower shall not draw on the Loans for payment of Distributions in any two (2) consecutive quarters; (iii) up to a maximum amount outstanding at any time of $10,000,000.00 to repurchase Voting Interests of the Borrower (other than Voting Interests owned by Hunt Realty Acquisitions, L.P., USAA Real Estate Company or subsequent private placement investors); and (iv) with respect to amounts Outstanding under Letters of Credit only, for other working capital purposes. Upon repayment of all or a portion of the Loans, the Borrower will be allowed to reborrow for working capital purposes subject to the limitations set forth above.

     Section 7.12. FURTHER ASSURANCES. The Borrower will cooperate with, and will cause each of its Subsidiaries to cooperate with the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     Section 7.13. REIT STATUS. Subject to the terms of Section 8.7, the Borrower shall at all times comply with all requirements of applicable laws and regulations necessary to maintain REIT Status and shall operate its business as described in the Prospectus in all material aspects and in compliance with the terms and conditions of this Agreement and the other Loan Documents.

     Section 7.14. RESTRICTIONS ON ACQUISITIONS. The Borrower shall, and shall cause each of its Subsidiaries to, exercise due diligence in connection with the acquisition of Real Estate or other assets and shall not knowingly acquire any Real Estate or other assets which has any material title, survey, environmental, structural or other defects that would give rise to a materially adverse effect as to the value, use of or ability to sell or refinance such property or the business or affairs of the Borrower or its Subsidiaries.

     Section 7.15.  UNENCUMBERED OPERATING PROPERTIES.

          (a) The Borrower and the Guarantor shall at all times own Unencumbered Operating Properties which satisfy all of the following conditions:

               (i) at least seventy-five percent (75%) of the Asset Value of the Unencumbered Operating Properties constitutes industrial properties;

               (ii) as of the end of each fiscal quarter, at least eighty-five percent (85%) of the total Gross Rentable Area of the Unencumbered Operating Properties is subject to arms-length Leases which are in full force and effect and pursuant to which the tenants are paying rent, and at least seventy-seven percent (77%) of the total Gross Rentable Area in the Unencumbered Operating Properties is physically occupied by tenants under arms-length Leases which are in full force and effect;

               (iii) no more than thirty-five (35%) of the Asset Value of the Unencumbered Operating Properties is located in any one city or metropolitan area; and

               (iv) no one tenant shall comprise more than seven percent (7%) [ten percent (10%) if the tenant has an Implied Rating of BBB- or better from Standard & Poor's Corporation and twenty percent (20%) if the tenant is Sears and it has an Implied Rating of A3 or better from Moody's Investors Service, Inc. or BBB+ from Standard & Poor's Corporation] of the Gross Cash Receipts generated by the Unencumbered Operating Properties.

          (b) The Borrower shall provide to the Agent as of the Closing Date and concurrently with the delivery of the financial statements described in
Section 7.4(a) (i) a list of the Unencumbered Operating Properties, (ii) the certification of an Authorized Officer of the Borrower or the Guarantor, as applicable, of the Asset Values and that such Unencumbered Operating Properties are in compliance with Section 7.15(a), and (iii) operating statements setting forth the Net Operating Income and Operating Cash Flow for each of the Unencumbered Operating Properties for the previous four (4) fiscal quarters certified as true and correct by an Authorized Officer of the Borrower or the Guarantor, as applicable. In the event that all or any material portion of a property within the Unencumbered Operating Properties shall be damaged or taken by condemnation, then such property shall no longer be a part of the Unencumbered Operating Properties unless and until any damage to such Real Estate is repaired or restored, such Real Estate becomes fully operational and the Agent shall receive evidence satisfactory to the Agent of the value, Net Operating Income and Operating Cash Flow of such Real Estate following such repair or restoration.

          (c) Nothing herein shall be construed as an obligation of the Borrower to grant any mortgage, pledge or security interest to the Agent or the Banks in any of the Unencumbered Operating Properties, nor as an obligation of the Borrower to reserve any particular Unencumbered Operating Property as potential collateral for the Agent and the Banks; provided, however, that this Section 7.15(c) shall not diminish the Borrower's obligation to comply with the terms of this Section 7.15 or Section 7.16.

          (d) The Borrower and the Guarantor will use commercially reasonable efforts to ascertain the equity ownership of each of its potential tenants prior to executing a Lease (excluding those tenants from whom the Borrower or the Guarantor derive a sufficiently small amount of revenue such that, in the reasonable opinion of the management of the Borrower or the Guarantor, rent from such tenant would not adversely affect the Borrower's ability to qualify as a REIT), in order to identify any tenants in which Ameritech owns, directly or indirectly, a ten percent (10%) or greater equity interest, and neither the Borrower nor any Guarantor shall enter into Leases with any tenants so identified.

     Section 7.16.  LIMITING AGREEMENTS.

          (a) Neither Borrower nor any of its Subsidiaries nor the Guarantor shall enter into any agreement, instrument or transaction which has or may have the effect of prohibiting or limiting the Borrower's or the Guarantor's ability to pledge to the Agent Real Estate, the OTR Minority Interest, any other minority interests of the Borrower in unconsolidated joint ventures and partnerships approved by the Majority Banks, interests of the Borrower in Subsidiaries or other assets owned by Borrower or Guarantor. Borrower and Guarantor shall take, and Borrower shall cause its Subsidiaries to take, such actions as are necessary to preserve the right and ability of Borrower and Guarantor to pledge those Real Estate assets as security for the Loans without any such pledge after the date hereof causing or permitting the acceleration (after the giving of notice or the passage of time, or otherwise) of any other Indebtedness of Borrower or any of its Subsidiaries or the Guarantor. This Section 7.16 shall not be construed as limiting Borrower's or Guarantor's rights under Section 8.2 as it relates to a particular type of lien which the Borrower or the Guarantor may incur.

          (b) Borrower shall, upon demand by the Agent in the exercise of the Agent's reasonable discretion, provide to the Agent such evidence as the Agent may reasonably require to evidence Borrower's compliance with this
Section 7.16, which evidence shall include, without limitation, copies of any agreements or instruments which would in any way restrict or limit the Borrower's or the Guarantor's ability to pledge assets as security for Indebtedness, or which provide for the occurrence of a default (after the giving of notice or the passage of time, or otherwise) if assets are pledged in the future as security for Indebtedness of the Borrower or any of its Subsidiaries or the Guarantor.

     Section 7.17. ENVIRONMENTAL AND ENGINEERING INSPECTIONS. The Borrower shall, with respect to each property at any time included as part of the Unencumbered Operating Properties, provide to the Agent evidence reasonably satisfactory to the Agent prior to the inclusion of such property within the Unencumbered Operating Properties that (a) the Borrower has completed an appropriate investigation of the physical condition of such property, including without limitation an analysis of the structural condition and existence of any material deferred maintenance, and that such property is in good condition, order and repair and that any material deferred maintenance has been corrected or satisfactory remediation actions are being taken, as determined by the Agent in its reasonable judgment, and (b) that the Borrower has completed an appropriate investigation of the environmental condition of each proposed property, including preparation of a "Phase I" report and, if appropriate, a "Phase II" report, in each case prepared by a recognized environmental engineer in accordance with customary standards which discloses that such property is not in violation of the representations and covenants set forth in this Agreement, unless satisfactory remediation actions are being taken, as determined by the Agent in its reasonable judgment.

     Section 7.18. DISTRIBUTION OF INCOME TO THE BORROWER. The Borrower shall cause all of its Subsidiaries to promptly distribute to the Borrower (but not less frequently than once each fiscal quarter of the Borrower), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its Debt Service and Operating Expenses for such quarter and (b) the establishment of reasonable reserves for the payment of Operating Expenses not paid on at least a quarterly basis and Capital Improvement Projects to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices.

     Section 8.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan or Note or Letter of Credit is outstanding or any of the Banks has any obligation to make any Loans or the Agent has any obligation to issue any Letters of Credit:

     Section 8.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a)  Indebtedness to the Banks arising under any of the Loan
Documents;

          (b) current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business, including letters of credit not to exceed $1,500,000.00 in the aggregate, but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) subject to the provisions of Section 9, Non-recourse Indebtedness of the Borrower or any Subsidiary of the Borrower related to the acquisition of Real Estate or a refinance of the Prudential Loan in an aggregate outstanding principal amount not to exceed thirty-five percent (35%) of the value of the Consolidated Total Assets of the Borrower, adjusted pursuant to Section 9.7;

          (g) Indebtedness in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in Section 8.3(d) or (e);

          (h) The Prudential Loan, provided the Prudential Loan shall remain Non-recourse as to the Borrower;

          (i) Indebtedness not to exceed $2,000,000.00 in the aggregate in respect of note purchase agreement(s) relating to loans made to executive officers of the Borrower for the purchase of shares of beneficial interest in the Borrower; and

          (j) unsecured Debt Offerings which have been granted an Investment Grade Rating by either of the Rating Agencies at the time of issuance provided (i) at the time such Indebtedness is issued the scheduled maturity date of such Indebtedness is not sooner than six (6) days after the Maturity Date (after giving effect to any extension of the Maturity Date which may have been requested by the Borrower prior to the issuance of such Indebtedness or approved by the Banks, whether or not the same has become effective), and (ii) Borrower shall exercise its best efforts to ensure that any covenants or restrictions imposed upon the Borrower, the Guarantor or their respective Subsidiaries in connection with such Indebtedness shall not individually or in the aggregate be more restrictive against the Borrower, the Guarantor and their respective Subsidiaries than the covenants and restrictions imposed pursuant to this Agreement or the other Loan Documents, but in any event, the covenants and restrictions imposed in connection with such Indebtedness shall not be more restrictive than the covenants and restrictions contained in Section 8.1, Section 8.2, Section 8.3, Section 8.7 and Section 9 of this Agreement; and provided further that neither the Borrower, Guarantor nor any of their respective Subsidiaries shall incur any of the Indebtedness described in this Section 8.1(j) unless it shall have provided to the Banks prior written notice of the proposed issuance of such Indebtedness, a statement that no Default or Event of Default exists and a certificate that the Borrower will be in compliance with its covenants referred to herein after giving effect to such incurrence; and

          (k) Indebtedness of Subsidiaries to Borrower or other Subsidiaries of Borrower, provided that repayment of such Indebtedness shall be subordinate at all times to repayment of the Obligations pursuant to a subordination and standstill agreement in form satisfactory to the Majority Banks.

     Section 8.2. RESTRICTIONS ON LIENS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (e) sell, assign, pledge, encumber or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; or (f) incur or maintain any obligation to any holder of Indebtedness of the Borrower or such Subsidiary which prohibits the creation or maintenance of any lien securing the Obligations (collectively "Liens"); PROVIDED that, the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

               (i) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

               (ii) liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

               (iii) liens on properties in respect of judgments, awards or indebtedness, the Indebtedness with respect to which is permitted by
     Section 8.1(d) or Section 8.1(f);

               (iv) encumbrances on properties consisting of leases entered into in the ordinary conduct of the business of the Borrower and its Subsidiaries, easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor non-monetary liens or encumbrances none of which interferes materially with the use of the property effected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

               (v) liens on Real Estate and Short-term Investments securing Non-recourse Indebtedness permitted by Section 8.1(f);

               (vi)    liens in favor of the Agent and the Banks;

               (vii)   liens securing the Prudential Loan; and

               (viii)  liens securing Indebtedness described in Section 8.1(k).

     Section 8.3. RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within five (5) years from the date of purchase by the Borrower or its Subsidiary;

          (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

          (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; PROVIDED, HOWEVER, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

          (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 1" if then rated by Moody's Investors Service, Inc., and not less than "A 1", if then rated by Standard & Poor's Corporation;

          (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "Aa" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

          (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection (a),
(b) or (e) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

          (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

          (h) subject to the provisions of Section 9.6, Investments in fee interests in Real Estate constituting institutional grade, non-specialized industrial property, including earnest money deposits relating thereto and transaction costs;

          (i) Investments in Subsidiaries in which the Borrower holds 100% of the Voting Interests;

          (j) subject to the provisions of Section 9.6, interests in partnerships, joint ventures, corporations or other entities which own institutional grade real property used principally for industrial purposes;

          (k) Investments in shares of beneficial interest in the Borrower, provided that the Borrower shall give notice to the Agent concurrently with the financial statements provided in Section 7.4(b) of any such Investments that have occurred during the preceding fiscal quarter of the Borrower;

          (l) Investments in purchase money notes payable to the order of the Borrower or any of its Subsidiaries which are received in connection with the sale by the Borrower or any of its Subsidiaries of Real Estate, provided that Borrower shall not, for any fiscal quarter, permit the aggregate outstanding principal balance of such purchase money notes to exceed ten percent (10%) of the value of the Consolidated Total Assets of the Borrower, adjusted pursuant to Section 9.7; and

          (m) Investments in notes payable to the Borrower made by executive officers of the Borrower for the purchase of shares of beneficial interest in the Borrower in an aggregate outstanding principal amount not exceeding $2,000,000.00.

     Section 8.4. MERGER, CONSOLIDATION. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger, consolidation or other business combination without the prior written consent of the Majority Banks except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (ii) the merger or consolidation of two or more Subsidiaries of the Borrower, and
(iii) the merger or consolidation of one or more unaffiliated corporations or other entities with and into the Borrower where (a) the Borrower is the surviving entity, (b) immediately after the merger or consolidation, the original shareholders of the Borrower at the time of such consolidation or merger own at least fifty-one percent (51%) of the Voting Interests in the Borrower, (c) the purpose of the consolidation or merger is the acquisition of Real Estate as permitted under this Agreement, and (d) immediately prior to such merger the Borrower shall have provided to the Banks a written statement that no Default or Event of Default exists and a Compliance Certificate demonstrating that the Borrower will be in compliance with the covenants referred to therein after giving effect to said merger.

     Section 8.5. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any Real Estate owned by it in order that then or thereafter the Borrower or any Subsidiary shall lease back such Real Estate.

     Section 8.6. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower will not, and will not permit any of its Subsidiaries, to do any of the following:
(a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

     The Borrower shall:

          (i) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, which change would lead a prudent owner of real property to require additional testing to avail itself of any statutory insurance or limited liability, take all action (including, without limitation, the conducting of engineering tests at the sole expense of the Borrower) to determine whether Hazardous Substances were ever Released or disposed of on the Real Estate; and

          (ii) if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition of such Real Estate by the Borrower), cause the prompt containment and removal of such Hazardous Substances and remediation of the Real Estate in full compliance with all applicable laws and regulations and to the satisfaction of the Majority Banks; PROVIDED, that the Borrower shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as it or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance to the satisfaction of the Majority Banks and no action shall have been commenced by any enforcement agency. The Majority Banks may engage their own environmental engineer to review the environmental assessments and the Borrower's compliance with the covenants contained herein, the cost of which shall be borne by the Borrower.

     At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Agent or the Majority Banks shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances may have occurred, relating to any Real Estate, or that any of the Real Estate is not in compliance with the Environmental Laws, and, unless such Real Estate is an Unencumbered Operating Property, that such Release, threatened Release or noncompliance may be reasonably expected to have a material adverse effect on the Borrower as determined by the Agent in the exercise of its sole discretion, the Agent may at its election (and will at the request of the Majority Banks excluding the Agent) obtain such environmental assessments of such Real Estate prepared by an environmental engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such Real Estate and (ii) whether the use and operation of such Real Estate comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of such Real Estate including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of such Real Estate and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the Borrower.

     Section 8.7.  DISTRIBUTIONS.  The Borrower will not make any
Distributions which would cause it to violate any of the following covenants:

          (a) Pay any Distribution to the shareholders of the Borrower if such Distribution is in excess of the greater of (i) the minimum Distributions required under the Code to maintain the REIT status of the Borrower, and (ii) the amount which, when added to the amount of all other Distributions (a) paid in the same fiscal quarter, would exceed eighty-five percent (85%) of its Funds from Operations for such fiscal quarter (except that, for the fiscal quarter ending December 31, 1996 only, such percentage shall be increased to ninety percent (90%)), and (b) paid for the preceding four fiscal quarters, would exceed one hundred ten percent (110%) of its Cash Available for Distribution for the preceding four fiscal quarters (except that, commencing with any fiscal quarter after December 31, 1996, such percentage shall be decreased to one hundred percent (100%)); provided, however, that in making the foregoing calculation, with respect to any calendar quarter in which Borrower has made an Equity Offering, there shall be excluded the amount of Distributions made during such calendar quarter to Persons acquiring such Equity Offering, to the extent such Distributions exceed the pro rata amount of Distributions that would have been payable to such persons had Distributions been based upon the actual time that such Person held interests in Borrower during calendar quarter in question (for example, if an Equity Offering were successfully concluded in the third month of any calendar quarter, the Persons acquiring interests pursuant to such new Equity Offering would receive a full quarterly distribution as of the relevant record date, as opposed to receiving a one-third (1/3) distribution based on their actual period of ownership for such calendar quarter if pro rata Distributions were permissible - in making the foregoing calculation, then, two-thirds of the Distributions to the acquiring Persons would be excluded);

          (b) In the event that an Event of Default shall have occurred and be continuing, the Majority Banks may require that the Borrower make no Distributions other than the minimum Distributions required under the Code to maintain the REIT Status of the Borrower, as evidenced by a certification of an Authorized Officer of the Borrower containing calculations in reasonable detail satisfactory in form and substance to the Agent; and

          (c) Notwithstanding the foregoing, at any time when an Event of Default shall have occurred and the maturity of the Obligations has been accelerated, the Majority Banks may prohibit Borrower from making any Distributions whatsoever, directly or indirectly.

     Section 8.8. ASSET SALES. Neither the Borrower nor any Subsidiary shall sell, transfer or otherwise dispose of any Real Estate or other Investment described in Section 8.3(j) or (k) or any of the Unencumbered Operating Properties in excess of twenty percent (20%) of the value of the Consolidated Total Assets of the Borrower, adjusted pursuant to Section 9.7 (except as the result of a condemnation or casualty and except for the granting of Permitted Liens, as applicable) unless there shall have been delivered to the Banks a statement that no Default or Event of Default exists and a certification that the Borrower will be in compliance with its covenants referred to therein after giving effect to such sale, transfer or other disposition.

     Section 8.9. DEVELOPMENT ACTIVITY. Neither the Borrower nor any Subsidiary shall engage, directly or indirectly, in the development of commercial real estate except for the development of warehouse distribution facilities (including, without limitation, the speculative development of warehouse distribution facilities, but excluding build-to-suit development of warehouse distribution facilities which remain 100% leased during development), the aggregate cost of which facilities (on a fully developed basis) Under Development at any one time shall not exceed twenty percent (20%) of the value of the Consolidated Total Assets of the Borrower, adjusted pursuant to Section 9.7. For purposes of this Section 8.9, the term "development" shall include new construction or the substantial renovation or rehabilitation of improvements to real property. Without limiting the generality of the foregoing, the Borrower acknowledges that for the purposes of this Agreement, (i) any interest by the Borrower or any Subsidiary in a property which is proposed to be developed, or any interest therein pursuant to which the Borrower or any Subsidiary has the right to approve site plans or other plans and specifications or pursuant to which such party's obligations are conditioned upon the achievement of certain initial lease-up levels, or (ii) any agreement by the Borrower or any Subsidiary which obligates such party to contribute or otherwise advance funds in connection with or upon completion of the development of a property, or (iii) any acquisition of a property which is proposed to be developed or which is under development and initial lease-up at the time such agreement is entered into, shall be considered a "development" for the purposes of this Section 8.9; provided, however, that nothing in this Section 8.9 shall prohibit the Borrower or any Subsidiary from entering into an agreement to acquire Real Estate at a time when such Real Estate has been developed and initially leased by another Person.

     Section 8.10. SOURCES OF CAPITAL. The Borrower shall, at all times that the Borrower or any of its Subsidiaries is engaging in any development as provided in Section 8.9 or has entered into any agreement to acquire properties under purchase agreements, maintain available sources of capital equal to the total cost to acquire and complete such developments and to purchase such properties, which sources of capital shall be acceptable to the Agent in its reasonable discretion. Amounts available to be disbursed for such purposes pursuant to this Agreement may be considered as a source of capital for the purposes of this Section 8.10. The Non-recourse Indebtedness described in
Section 8.1(f) shall be considered a source of such capital.

     Section 8.11. RESTRICTION ON PREPAYMENT OF INDEBTEDNESS. The Borrower shall not prepay the principal amount, in whole or in part, of any Indebtedness other than the Obligations after the occurrence of any Event of Default; provided, however, that this Section 8.11 shall not prohibit the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of Section 8.1.

     Section 9.  FINANCIAL COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan or Note or Letter of Credit is outstanding or any of the Banks has any obligation to make any Loans or the Agent has any obligation to issue any Letters of Credit it will comply with the following:

     Section 9.1. LIABILITIES TO TANGIBLE NET WORTH RATIO. The Borrower will not, at the end of any fiscal quarter, permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of the Borrower to exceed 0.75 to 1.

     Section 9.2. DEBT COVERAGE. The Borrower will not, at the end of any fiscal quarter, permit the Funds from Operations plus expensed interest for such fiscal quarter and the preceding three fiscal quarters (the "Test Period") to be less than 2.5 times the Debt Service for the Test Period. For purposes of testing compliance with this covenant only, if Debt Service includes capitalized interest incurred as the result of Borrower or its Subsidiary engaging in a development activity permitted by Section 8.9, Funds from Operations for each fiscal quarter in which interest is so capitalized as a result of such development shall include the Pro Forma Development Net Operating Income for such development. For any fiscal quarter, the Pro Forma Development Net Operating Income shall be the amount obtained by multiplying
(x) the quarterly Net Operating Income which the Borrower and the Agent mutually agree will be derived immediately following the completion of such development project and the delivery of leased premises to tenants with signed leases on the basis of such signed leases in effect as of the date of such calculation (any cancellation or termination options contained in such leases must be acceptable to the Agent in the exercise of its reasonable discretion), by (y) the quotient obtained by dividing (i) the amount of Loans advanced under this Agreement in connection with the construction of such development project during the fiscal quarter in question, by (ii) the total project costs incurred for such development project as of the end of the fiscal quarter in question. The Borrower shall provide the Agent with copies of such leases, information regarding project costs and such other information, data and reports as the Agent shall require in order to test compliance with this covenant.

     Section 9.3. FIXED CHARGE COVERAGE. The Borrower will not, at the end of any fiscal quarter, permit the Cash Available for Distribution plus expensed interest for any Test Period to be less than 1.75 times the Debt Service for such Test Period.

     Section 9.4. BORROWING BASE. The Borrower will not, at the end of any fiscal quarter, permit the Outstanding principal balance of the Loans and Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) as of the date of determination to be greater than the Borrowing Base as determined as of the same date.

     Section 9.5. TANGIBLE NET WORTH. The Borrower will not, at the end of any fiscal quarter, permit its Consolidated Tangible Net Worth to be less than $244,646,000.00 plus the amount of any net proceeds received from any Equity Offering subsequent to the Closing Date.

     Section 9.6.  REAL ESTATE ASSETS.

          (a) The Borrower shall not, for any fiscal quarter, permit the Asset Value of its direct or indirect interests in joint ventures or partnerships (other than DownREITs) to exceed fifteen percent (15%) of the value of the Consolidated Total Assets of the Borrower, adjusted pursuant to
Section 9.7.

          (b) The Borrower shall not, for any fiscal quarter, permit its direct or indirect interests in non-income producing land assets to exceed eight percent (8%) of the value of the Consolidated Total Assets of the Borrower, adjusted pursuant to Section 9.7; provided that such non-income producing land assets shall be zoned for industrial development and all infrastructure (including roadways and utilities to the boundaries of such land assets) necessary for the use and enjoyment of such property when developed shall be in place prior to purchase of such assets by the Borrower or the Guarantor. The foregoing provision will not preclude acquisition of land assets that may require installation of internal roads or utilities.

     Section 9.7. VALUE ADJUSTMENT. The Borrower and the Banks have agreed to a one-time market value adjustment to the Asset Value of each parcel of Real Estate as contained in SCHEDULE 3 attached hereto and by this reference incorporated herein, and the financial covenants set forth in Section 9.1,
Section 9.4, Section 9.5 and Section 9.6 shall for the term of this Agreement be tested against the market value of each such parcel of Real Estate, based on such one-time market value adjustment. As so adjusted, the Asset Value of the Initial Unencumbered Operating Properties is $197,452,161.00 and the Asset Value of the Real Estate is $350,780,715.00. Within thirty (30) days of the Closing Date, the Borrower shall provide the Agent with a schedule listing the book value of each parcel of Real Estate.

     Section 9.8. ANNUALIZATION OF RESULTS. In the event that the covenants and other provisions contained in this Agreement shall require the submission of data for four consecutive fiscal quarters and the Borrower shall not have such data available at the time in question, the Agent shall annualize the available data in such manner as the Agent shall determine in its sole discretion so as to allow calculations and other tests to be performed with respect to four consecutive fiscal quarters.

     Section 10.  CLOSING CONDITIONS.

     The obligations of the Agent and the Banks to make the initial Loans and/or the Agent to issue the initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to April 21, 1997;

     Section 10.1. LOAN DOCUMENTS. Each of the Loan Documents (including any amendments to the Loan Documents securing the Original Credit Agreement and First Amended Credit Agreement as required by the Agent) shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Majority Banks. The Agent shall have received a fully executed copy of each such document, except that each Bank shall have received a fully executed counterpart of its Note. The Agent is authorized by the Banks to execute on behalf of the Banks and the Agent, as applicable, any amendments to the Loan Documents securing the Original Credit Agreement.

     Section 10.2. CERTIFIED COPIES OF ORGANIZATIONAL DOCUMENTS. The Agent shall have received from the Borrower and the Guarantor, a copy, certified as of a recent date by the appropriate officer of each State in which the Borrower and the Guarantor is organized and an Authorized Officer of the Borrower and the Guarantor, as applicable, to be true and complete, of the articles or certificate of incorporation of the Borrower and the agreement and certificate of limited partnership of the Guarantor or its qualification to do business, as applicable, as in effect on such date of certification (or a certification satisfactory to the Agent that there have been no changes to the foregoing since the date they were provided to the Agent in connection with the execution of the First Amended Credit Agreement).

     Section 10.3. BYLAWS; RESOLUTIONS AND CONSENTS. All action on the part of the Borrower and the Guarantor necessary for the valid execution, delivery and performance by the Borrower and the Guarantor of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Borrower true copies of its bylaws and the resolutions adopted by its board of directors authorizing the transactions described herein, and from the Guarantor all necessary partner consents authorizing the transactions described herein, each certified by an Authorized Officer of the Borrower and the Guarantor, as applicable, as of a recent date to be true and complete (or a certification satisfactory to the Agent that there have been no changes to the foregoing since the date they were provided to the Agent in connection with the execution of the First Amended Credit Agreement).

     Section 10.4. INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Agent shall have received from the Borrower and the Guarantor an incumbency certificate, dated as of the Closing Date, signed by an Authorized Officer of the Borrower and the Guarantor, as applicable, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower and the Guarantor, each of the Loan Documents to which the Borrower and the Guarantor is or is to become a party; (b) to make Loan and Conversion Requests; and (c) to give notices and to take other action on behalf of the Borrower and the Guarantor under the Loan Documents.

     Section 10.5. OPINION OF COUNSEL. The Agent shall have received a favorable opinion addressed to the Banks and the Agent and dated as of the Closing Date, in form and substance satisfactory to the Agent, from each of Goodwin, Procter & Hoar, Landels Ripley & Diamond and Ballard, Spahr Andrews & Ingersoll, counsel of the Borrower and the Guarantor, as to such matters as the Agent shall reasonably request.

     Section 10.6. PAYMENT OF FEES. The Borrower shall have paid to the Agent the fees required to be paid as of the Closing Date pursuant to Section 4.2.

     Section 10.7. PERFORMANCE; NO DEFAULT. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

     Section 10.8. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower and the Guarantor in the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantor or any Subsidiaries of the Borrower in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date.

     Section 10.9. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's Special Counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Agent and the Agent's Special Counsel may reasonably require.

     Section 10.10. COMPLIANCE CERTIFICATE. A Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter end for which the Borrower and the Guarantor have provided financial statements under
Section 6.4, adjusted in the best good faith estimate of the Borrower and the Guarantor and dated as of the date of the Closing Date shall have been delivered to the Agent.

     Section 10.11. OTHER. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's Special Counsel may reasonably have requested.

     Section 10.12. INTENTIONALLY OMITTED.

     Section 10.13. INTENTIONALLY OMITTED.

     Section 10.14.  INTENTIONALLY OMITTED.

     Section 10.15. TANGIBLE NET WORTH. The Borrower shall have a Consolidated Tangible Net Worth, adjusted for market values pursuant to Section 9.7, of not less than $244,646,000.00.

     Section 10.16. DUE DILIGENCE. The Banks shall have completed and found satisfactory their due diligence regarding the Unencumbered Operating Properties.

     Section 10.17. MANAGEMENT OF THE BORROWER. There shall be no material change in the management of the Borrower.

     Section 11. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Banks to make any Loan or of the Agent to issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     Section 11.1.  PRIOR CONDITIONS SATISFIED.  All conditions set forth in
Section 10 shall continue to be satisfied as of the date upon which any Loan is to be made.

     Section 11.2. REPRESENTATIONS TRUE; NO DEFAULT. Each of the representations and warranties of the Borrower and the Guarantor contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. Each of the Banks shall have received a certificate of the Borrower signed by an Authorized Officer of the Borrower to such effect.

     Section 11.3. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan.

     Section 11.4. GOVERNMENTAL REGULATION. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     Section 11.5. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the Loan shall be satisfactory in substance and in form to the Majority Banks, and the Majority Banks shall have received all information and such counterpart originals or certified or other copies of such documents as the Majority Banks may reasonably request.

     Section 11.6. BORROWING DOCUMENTS. In the case of any request for a Loan, the Agent shall have received a copy of the request for a Loan required by
Section 2.6 in the form of EXHIBIT B hereto, fully completed.

     Section 12.  EVENTS OF DEFAULT; ACCELERATION; ETC.

     Section 12.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c)  the Borrower shall fail to comply with any covenant contained in
Section 7.15 or Section 7.16;

          (d)  the Borrower shall fail to comply with any covenant contained in
Article 9, and such failure shall continue for 45 days after written notice thereof shall have been given to the Borrower by the Agent;

          (e) the Borrower or any of its Subsidiaries or the Guarantor shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified above in this Section
12);

          (f) any representation or warranty of the Borrower or any of its Subsidiaries or the Guarantor in this Agreement or any other Loan Document, or in any report, certificate, financial statement, request for a Loan, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (g) the Borrower or any of its Subsidiaries or the Guarantor shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness, including, without limitation, the Prudential Loan, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (h) the Borrower or any of its Subsidiaries or the Guarantor, (A) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or the Guarantor or of any substantial part of the assets of any thereof, (B) shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries or the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (C) shall take any action to authorize or in furtherance of any of the foregoing;

          (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or the Guarantor or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries or the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and the Borrower or any of its Subsidiaries or the Guarantor shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within 60 days following the filing or commencement thereof;

          (j) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries or the Guarantor bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any of its Subsidiaries or the Guarantor, in each case of the foregoing in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than 60 days, whether or not consecutive, any uninsured final judgment against the Borrower or any of its Subsidiaries or the Guarantor that, with other outstanding uninsured final judgments, undischarged, against the Borrower or any of its Subsidiaries or the Guarantor exceeds in the aggregate $5,000,000.00;

          (l) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or the Guarantor or any of its holders of Voting Interests, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof in any material respect as determined by the Majority Banks;

          (m) any dissolution, termination, partial or complete liquidation, merger or consolidation of the Borrower or the Guarantor, or any sale, transfer or other disposition of the assets of the Borrower or the Guarantor, other than as permitted under the terms of this Agreement or the other Loan Documents;

          (n) any suit or proceeding shall be filed against the Borrower or the Guarantor or any of their respective assets which in the good faith business judgment of the Majority Banks after giving consideration to the likelihood of success of such suit or proceeding and the availability of insurance to cover any judgment with respect thereto and based on the information available to them, if adversely determined, would have a materially adverse affect on the ability of the Borrower or the Guarantor to perform each and every one of its obligations under and by virtue of the Loan Documents;

          (o) the Borrower or the Guarantor, shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or the Guarantor;

          (p) Allen J. Anderson shall cease to be the Chairman of the Board and Milton Reeder shall cease to be the President of the Borrower, and a competent and experienced successor for such Person shall not be approved by the Majority Banks within three (3) months of such event;

          (q) the Borrower shall no longer own directly or indirectly one hundred percent (100%) of the Voting Interests of the Guarantor;

          (r) the Guarantor denies that the Guarantor has any liability or obligation under the Guaranty, or shall notify the Agent or any of the Banks of the Guarantor's intention to attempt to cancel or terminate the Guaranty, or shall fail to observe or comply with any term, covenant, condition or agreement under the Guaranty; or

          (s) the Borrower shall make any payment with respect to the Debentures, including principal thereto or interest or premium thereon, except as specifically approved by the Banks as provided herein or any subordination and standstill agreement executed pursuant hereto or there shall be a default by Ameritech pursuant to any subordination and standstill agreement executed pursuant hereto;

then, and in any such event, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the event of any Event of Default specified in Section 12.1(h), Section 12.1(i) or Section 12.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Banks pursuant to this Agreement and the other Loan Documents.

     Section 12.2. LIMITATION OF CURE PERIODS. Notwithstanding anything contained in Section 12.1 to the contrary, (i) no Event of Default shall exist hereunder upon the occurrence of any failure described in Section 12.1(a) or
Section 12.1(b) in the event that the Borrower cures such default within five
(5) days following receipt of written notice of such default, provided that no such cure period shall apply to any payments due upon the maturity of the Notes;
(ii) no Event of Default shall exist hereunder upon the occurrence of any failure described in Section 12.1(c) as it pertains to Section 7.15 only in the event that the Borrower cures such default within sixty (60) days following receipt of written notice of such default; and (iii) no Event of Default shall exist hereunder upon the occurrence of any failure described in Section 12.1(e) in the event that the Borrower cures such default within forty-five (45) days following receipt of written notice of such default, provided that the provisions of this clause (iii) shall not pertain to any default consisting of a failure to comply with Section 7.4(e), or to any default excluded from any provision of cure of defaults contained in any other of the Loan Documents.

     Section 12.3. TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in Section 12.1(h), Section 12.1(i), Section 12.1(j), Section 12.1(l) or Section 12.1(r) shall occur, then immediately and without any action on the part of the Agent or any Bank any unused portion of the credit hereunder shall terminate and the Banks shall be relieved of all obligations to make Loans or provide Letters of Credit to the Borrower. If any other Event of Default shall have occurred and be continuing, the Agent, upon the election of the Majority Banks, may by notice to the Borrower terminate the obligation to make Loans or provide Letters of Credit to the Borrower. No termination under this
Section 12.2 shall relieve the Borrower of its obligations to the Banks arising under this Agreement or the other Loan Documents.

     Section 12.4. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 12.1, the Agent on behalf of the Banks, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including to the full extent permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorney's fees not to exceed fifteen percent (15%) of such portion of the Obligations. Notwithstanding anything herein to the contrary, upon the occurrence of any Event of Default, an amount equal to the aggregate amount of the Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) shall, at the Majority Banks' option, without demand upon or further notice to the Borrower, be deemed to have been paid or disbursed by the Agent under the Letter of Credit and a Loan to the Borrower from the Banks in such amount to have been made and accepted, which Loan shall be immediately due and payable.

     Section 12.5. DISTRIBUTION OF PROCEEDS. In the event that, following the occurrence or during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Loan Documents, or otherwise with respect to the realization upon any of the assets of the Borrower, such monies shall be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Majority Banks shall determine; PROVIDED, HOWEVER, that (i) distributions in respect of such other Obligations shall be made PARI PASSU among Obligations with respect to the Agent's fee payable pursuant to Section 4.3 and all other Obligations; (ii) in the event that any Bank shall have wrongfully failed or refused to make an advance under Section 2.7 and such failure or refusal shall be continuing, advances made by other Banks during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and
(iii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks PRO RATA; and PROVIDED, further that the Majority Banks may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

          (c) Third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     Section 13.  INTENTIONALLY OMITTED.

     Section 14. THE AGENT.

     Section 14.1. AUTHORIZATION. The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank or to create a fiduciary relationship. Unless they have been expressly notified in writing by all of the Banks to the contrary, the Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Banks pursuant to this Agreement and the other Loan Documents.

     Section 14.2. EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     Section 14.3. NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     Section 14.4. NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries or the Guarantor, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any other of the Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or the Guaranty or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial condition of the Borrower or any of its Subsidiaries or the Guarantor. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

     Section 14.5.  PAYMENTS.

          (a) A payment by the Borrower or the Guarantor to the Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to exercise reasonable efforts to distribute to each Bank on the same day as (but in no event later than one Business Day after) the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Bank's PRO RATA share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

          (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its PRO RATA share of any Loan or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower and the Guarantor, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all Outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all Outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all Outstanding

Loans of the nondelinquent Banks or as a result of other payments by the Delinquent Banks to the nondelinquent Banks, the Banks' respective PRO RATA shares of all Outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     Section 14.6. HOLDERS OF NOTES. Subject to the terms of Article 18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     Section 14.7. INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any reasonable expenses for which the Agent has not been reimbursed by the Borrower as required by Section 15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     Section 14.8. AGENT AS BANK. In its individual capacity, FNBB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

     Section 14.9. RESIGNATION. Subject to the terms of Section 18.1, the Agent may resign at any time by giving 60 days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Co-Agent (if two Co-Agents, the Co-Agent selected by vote of the Majority Banks) shall be appointed as a successor Agent provided that the Co-Agent is still a Bank, the Co-Agent's senior debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's Corporation and the Co-Agent has total assets in excess of $10,000,000,000.00. If the Co-Agent fails to satisfy such conditions or declines to serve as Agent, the Majority Banks shall have the right to appoint as a successor Agent the other Co-Agent (if there are two Co-Agents) or any Bank or any other banks satisfying the conditions contained in the immediately preceding sentence if there is no other Co-Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent (including the Co-Agent) shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank whose debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's Corporation and which has total assets in excess of $10,000,000,000.00. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder as Agent. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     Section 14.10. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to exercise all or any legal and equitable and other rights or remedies as it may have. The Majority Banks may direct the Agent in writing as to the method and the extent of any such exercise, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

     Section 14.11. DETERMINATIONS BY AGENT. Any and all determinations to be made by the Agent pursuant to the provisions of this Agreement shall be conclusive and binding absent manifest error and so long as the same shall be determined in good faith by the Agent. Where no procedures for such determinations are specified, such determinations shall be made in such manner as Agent shall determine in its sole discretion, subject to the provisions of this Section 14.11.

     Section 15.  EXPENSES.

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's gross or net income), including any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any such taxes payable by the Agent or any of the Banks after the Closing Date under the Original Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) all reasonable internal charges of the Agent (determined in good faith and in accordance with the Agent's internal policies applicable generally to its customers) for commercial finance exams and engineering and environmental reviews and the reasonable fees, expenses and disbursements of the counsel to the Agent, counsel for the Banks and any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under Section 18.4), each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, and the making of each advance hereunder, (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Bank or the Agent) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the Guarantor or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Bank's relationship with the Borrower or the Guarantor, and (f) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings, title rundowns or title searches. The covenants of this Section 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes. Notwithstanding the foregoing, each of the Banks (excluding the Agent) shall only be entitled to recover up to $5,000.00 each for the fees, expenses and disbursements of their counsel incurred on or before the Closing Date.

     Section 16.  INDEMNIFICATION.

     The Borrower agrees to indemnify and hold harmless the Agent and the Banks and each director, officer, employee, agent, attorney and any Person who controls the Agent or any Bank from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any leasing fees and any brokerage, finders or similar fees asserted against any Person indemnified under this Section 16 based upon any agreement, arrangement or action made or taken, or alleged to have been made or taken, by the Borrower or any of its Subsidiaries or the Guarantor, (b) any condition of the Real Estate, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans or any actual or proposed use of a Letter of Credit by any beneficiary of a Letter of Credit, (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries or the Guarantor, (e) the Borrower and the Guarantor entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Real Estate, or
(g) with respect to the Borrower and its Subsidiaries and the Guarantor and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrower shall not be obligated under this Section 16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Banks and the Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loans and the termination of the obligations of the Banks hereunder.

     Section 17.  SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries or the Guarantor pursuant hereto or thereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement, the Notes, the Letters of Credit or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue any Letters of Credit. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or the Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or the Guarantor hereunder.

     Section 18.  ASSIGNMENT AND PARTICIPATION.

     Section 18.1. CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank may assign to another bank or other entity all (but not less than all) of its interests, rights and obligations under this Agreement (including all of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it); provided that
(a) the Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld (provided that such consent shall not be required for any assignment to another Bank, to a bank which is under common control with the assigning Bank or to a wholly-owned Subsidiary of such Bank provided that such assignee shall remain a wholly-owned Subsidiary of such Bank), (b) the Borrower shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed (provided that such consent shall not be required if a Default or Event of Default shall have occurred and be continuing or for any assignment to another Bank, to a bank which is under common control with the assigning Bank or to a wholly-owned Subsidiary of such Bank provided that such assignee shall remain a wholly-owned Subsidiary of such Bank), (c) each such assignment shall be of all the assigning Bank's rights and obligations under this Agreement, (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), a notice of such assignment, together with any Notes subject to such assignment, (e) in no event shall any voting, consent or approval rights of a Bank be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower or the Guarantor, which rights shall instead be allocated PRO RATA among the other remaining Banks, (f) such assignee shall have total assets as of the date of such assignment of not less than $500,000,000, and (g) such assignment is subject to the terms of any intercreditor agreement among the Banks and the Agent.
Upon such execution, delivery, acceptance and recording, of such notice of assignment, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Banks and, to the extent provided in such assignment, have the rights and obligations of a Bank hereunder, (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 18.2, be released from its obligations under this Agreement, and (iii) the Agent may unilaterally amend SCHEDULE 1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Bank as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower and the Guarantor.

     Section 18.2. REGISTER. The Agent shall maintain a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,000.

     Section 18.3. NEW NOTES. Upon its receipt of an assignment executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such assignment, and shall cause the Guarantor to deliver to the Agent an acknowledgment in form and substance satisfactory to the Agent to the effect that the Guaranty extends to and is applicable to each new Note. Such new Note shall provide that it is a replacement for the surrendered Note, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Note, shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Note. The surrendered Note shall be canceled and returned to the Borrower.

     Section 18.4. PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, (b) such sale and participation shall not entitle such participant to any rights or privileges under this Agreement or the Loan Documents (including, without limitation, the right to approve waivers, amendments or modifications), (c) such participant shall have no direct rights against the Borrower or the Guarantor except the rights granted to the

Banks pursuant to Section 13, and (d) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower or the Guaranty.

     Section 18.5. PLEDGE BY BANK. Any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     Section 18.6. NO ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     Section 18.7. DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder provided the Borrower receives prior notice of such disclosures unless such participant or assignee is one of the Banks.

     Section 19.  NOTICES.

     Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section 19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

     If to the Agent or FNBB:

               The First National Bank of Boston
               100 Federal Street
               Boston, Massachusetts  02110
               Attn:  Real Estate Division
               (617) 434-2200
               (617) 434-7108 (FAX)

     With a copy to:

               The First National Bank of Boston
               115 Perimeter Center Place, N.E., Suite 500
               Atlanta, Georgia 30346
               Attn: Dan Silbert, Assistant Vice President
               (770) 390-6552
               (770) 390-8434 (FAX)

     If to the Borrower:

               Meridian Industrial Trust, Inc.
               455 Market Street, 17th Floor
               San Francisco, California 94105
               Attn: Milton K.  Reeder, President and Chief Financial Officer
               (415) 281-3900
               (415) 284-2840 (FAX)

if to a Bank now a party to this Agreement, at the address set forth below the signature of such Bank attached to this Agreement, and to each other Bank which may hereafter become a party to this Agreement at such address as may be designated by such Bank. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid or, if sent by facsimile transmission, upon receipt of such transmission as evidenced by the confirmation notice. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered, sent by overnight courier or sent by facsimile transmission, or if so deposited in the United States Mail, the earlier of three
(3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Bank or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     Section 20.  RELATIONSHIP.

     The relationship between each Bank and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

     Section 21.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 19. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     Section 22.  HEADINGS.

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     Section 23.  COUNTERPARTS.

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 24.  ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.

     Section 25.  WAIVER OF JURY TRIAL.

     EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR

ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE BORROWER
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED IN THIS
SECTION 25.

     Section 26.  DEALINGS WITH THE BORROWER.

     The Banks and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower, its Subsidiaries, the Guarantor or any of their affiliates regardless of the capacity of the Bank hereunder.

     Section 27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks. Notwithstanding the foregoing, none of the following may occur without the written consent of each Bank: (a) any change in the rate of interest on and the term of the Notes; (b) any change in the amount of the Commitments of the Banks; (c) any forgiveness, reduction or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents; (d) any change in the amount of any fee payable to a Bank or the Agent hereunder; (e) any postponement of any date fixed for any payment of principal of or interest on the Loan; (f) any extension of the Maturity Date;
(g) any change in the manner of distribution of any payments to the Banks;
(h) any release of the Borrower or the Guarantor; (i) except as permitted herein or in that certain Intercreditor Agreement, the sale, transfer or assignment of the Loan Documents or any interest therein; (j) any written modification to or waiver of the definition of the term "Borrowing Base" or any defined term used within such definition; (k) any amendment of the (i) definition of Majority Banks, (ii) any requirement for consent by all of the Banks, (iii) the provisions of Section 14.9 regarding the appointment of the Co-Agent as successor Agent, (iv) Section 27, or (v) any provision of this Agreement or the Loan Documents which requires the approval of the Majority Banks to require a lesser number of Banks to approve such action; and (l) approval of the terms relating to the Debentures. The amount of the Agent's fee payable for the Agent's account and the provisions of Section 14 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     Section 28.  SEVERABILITY.

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     Section 29.  NO UNWRITTEN AGREEMENTS.

     THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 30.  TIME OF THE ESSENCE.

     Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                   MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation


                                   By: /s/ MILTON K. REEDER [SEAL]
                                      ----------------------
                                      Milton K. Reeder,
                                      President and Chief Financial Officer































                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   individually and as Agent


                                   By: [Illegible]
                                      --------------------------------
                                        Its: Vice President
                                            --------------------------
































                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION, individually and as Co-Agent


                                    By: /s/ Catherine A. Arnold
                                       -----------------------------------

                                    Its: Managing Director
                                        ----------------------------------

Texas Commerce Bank National
  Association
717 Travis Street, 6th Floor- North
Real Estate Department
Houston, Texas   77002
Attn: Catherine A. Arnold,
     Senior Vice President
(713) 216-5391
(713) 216-6190 (FAX)
























                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       NATIONSBANK OF TEXAS, N.A.,
                                       individually and as Co-Agent


                                       By: [Illegible]
                                          -------------------------------

                                           Its: Vice President
                                               --------------------------

NationsBank of Texas, N.A.
Real Estate Banking Group
901 Main Street, 51st Floor
NationsBank Plaza
Dallas, Texas 75202-3714
Attn: Real Estate Administration
(214) 508-3712
(214) 508-1571 (FAX)

                                       WELLS FARGO BANK, N.A.


                                       By: /s/ LARRY T. ANDOW
                                          -------------------------------

                                           Its: Vice President
                                               --------------------------

Wells Fargo Bank, N.A.
420 Montgomery Street
6th Floor
San Francisco, CA 94163
Attn: Lawrence T.  Andow
(415) 394-4056
(415) 956-7238 (FAX)

                                       DRESDNER BANK AG


                                       By: /s/ JOHN W. SWEENEY
                                           ----------------------------
                                           John W. Sweeney
                                           Assistant Vice President

                                       By: /s/ THOMAS J. NADRAMIA
                                           ----------------------------
                                           Thomas J. Nadramia
                                           Vice President

Dresdner Bank AG
75 Wall Street
New York, New York 10005
Attn: John Sweeney, Credit Department
(212) 429-2955
(212) 429-2130 (FAX)

                                       FIRST AMERICAN BANK TEXAS, S.S.B.


                                       By: Jeffrey C. Schultz
                                           ----------------------------
                                           Jeffrey C. Schultz,
                                           Assistant Vice President

First American Bank Texas, S.S.B.
14651 Dallas Parkway, Suite 400
Dallas, Texas 75240-7479
Attn: Jeffrey C. Schultz
(972) 419-3414
(972) 419-3308 (FAX)

                                    EXHIBIT A

                        FORM OF AMENDED AND RESTATED NOTE

$_____________                                                    April 21, 1997


     FOR VALUE RECEIVED, the undersigned MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation, hereby promises to pay to ______________________ or order, in accordance with the terms of that certain Second Amended and Restated Revolving Credit Agreement dated April 21, 1997 (the "Credit Agreement"), as from time to time in effect, among the undersigned, The First National Bank of Boston, for itself and as Agent, and such other Banks as may be from time to time named therein, to the extent not sooner paid, on or before the Maturity Date the principal sum of ___________________________ and No/100 Dollars ($________________), or such amount as may be advanced by the payee hereof under the Credit Agreement with daily interest from the date hereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     Payments hereunder shall be made to The First National Bank of Boston, as Agent for the payee hereof, 100 Federal Street, Boston, Massachusetts 02110.

     This Note is one of one or more Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

     Notwithstanding anything in this Note to the contrary, all agreements between the Borrower and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and the Banks and the Agent.

     In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

     The undersigned maker and all guarantors and endorsers, hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

     This Note is a note executed in amendment and restatement in part of the "Notes" as defined in the First Amended Credit Agreement.

     IN WITNESS WHEREOF the undersigned has by its duly authorized officers, executed this Note under seal as of the day and year first above written.

                              MERIDIAN INDUSTRIAL TRUST, INC.,
                              a Maryland corporation


                              By: _______________________________[SEAL]
                                     Milton K. Reeder,
                                     President and Chief Financial Officer

                                    EXHIBIT B

                            FORM OF REQUEST FOR LOAN


The First National Bank of Boston, for itself and as Agent
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn: Dan Silbert, Assistant Vice President
(770) 390-8434 (FAX)

Ladies and Gentlemen:

     Pursuant to the provisions of Section 2.6 of the Second Amended and Restated Revolving Credit Agreement dated April 21, 1997, as from time to time in effect (the "Credit Agreement"), among Meridian Industrial Trust, Inc. (the "Borrower"), The First National Bank of Boston, for itself and as Agent and the other Banks from time to time party thereto, the Borrower hereby requests and certifies as follows:

     1. LOAN. The Borrower hereby requests a Loan under Section 2.1 of the Credit Agreement:

          Principal Amount: $_______________

          Type (Eurodollar, Base Rate):

          Drawdown Date:  _______________ , 19___

          Interest Period:

by credit to the general account of the Borrower with the Agent at the Agent's Head Office.

     2. USE OF PROCEEDS. Such Loan shall be used for the following purposes permitted by Section 7.11 of the Credit Agreement:

                                   [Describe]

     3. NO DEFAULT. The undersigned Authorized Officer of the Borrower certifies that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby.

     4. UNENCUMBERED OPERATING PROPERTIES. The undersigned Authorized Officer of the Borrower certifies that the Borrower is and will be in compliance with Section 9.4 of the Credit Agreement after giving effect to the making of the Loan requested hereby. Attached hereto as SCHEDULE A is a list of each of the Unencumbered Operating Properties, their location, the year in which each property was built, the Gross Rentable Area in each such property, the Asset Value of each such property, the average occupancy for each of the Unencumbered Operating Properties for the last two (2) fiscal quarters and the average occupancy for such period for all of the Unencumbered Operating Properties, the Net Operating Income and Operating Cash Flow for each of the Unencumbered Operating Properties, and calculations evidencing the Borrower's compliance with Section 9.4.

     5. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of the Borrower and its Subsidiaries and the Guarantor contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and shall also be true at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

     6. OTHER CONDITIONS. All other conditions to the making of the Loan requested hereby set forth in Section 11 of the Credit Agreement have been satisfied.

     7. DRAWDOWN DATE. Except to the extent, if any, specified by notice actually received by the Agent prior to the Drawdown Date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrower on and as of such Drawdown Date.

     8. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

     IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _______________, 199__.


                              MERIDIAN INDUSTRIAL TRUST, INC., a
                              Maryland corporation


                              By: ________________________________[SEAL]
                                     Milton K. Reeder
                                     President and Chief Financial Officer





The undersigned Authorized Officer of the Guarantor joins in the execution hereof to certify that since the date of the last Compliance Certificate delivered pursuant to the Credit Agreement, there have been no material changes that could cause a Default or Event of Default to occur after giving effect to the making of the Loan requested hereby.

                              MIT UNSECURED L.P., a California limited partnership

                              By:  MIT Unsecured, Inc., a California
                                   corporation, its sole general partner

                                   By:  _________________________________
                                        Name:
                                        Title:

                                        [CORPORATE SEAL]

                                    EXHIBIT C

                        FORM OF LETTER OF CREDIT REQUEST


The First National Bank of Boston, for itself and as Agent
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn: Dan Silbert, Assistant Vice President
(770) 390-8434 (FAX)

Ladies and Gentlemen:

     Pursuant to the provisions of Section 2.9 of the Second Amended and Restated Revolving Credit Agreement dated April 21, 1997, as from time to time in effect (the "Credit Agreement"), among Meridian Industrial Trust, Inc. (the "Borrower"), the First National Bank of Boston, for itself and as Agent and the other Banks from time to time party thereto, the Borrower hereby requests and certifies as follows:

     1. LETTER OF CREDIT. The Borrower hereby requests a Letter of Credit to be issued under Section 2.9 of the Credit Agreement:

          Principal Amount:  $

          Beneficiary:

     2. USE OF PROCEEDS. Such Letter of Credit shall be used for the following purposes permitted by Section 2.9 and Section 7.11 of the Credit
Agreement:

                                   [Describe]

     3. NO DEFAULT. The undersigned Authorized Officer of the Borrower certifies that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of the Letter of Credit requested hereby.

     4. UNENCUMBERED OPERATING PROPERTIES. The undersigned Authorized Officer of the Borrower certifies that the Borrower is and will be in compliance with Section 7.15 of the Credit Agreement after giving effect to the issuance of the Letter of Credit requested hereby.

     5. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of the Borrower and its subsidiaries contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and shall also be true at and as of the issuance date for the Letter of Credit requested hereby, with the same effect as if made at and as of such issuance date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no default or Event of Default has occurred and is continuing.

     6. OTHER CONDITIONS. All other conditions to the issuance of the Letter of Credit requested hereby set forth in Section 11 of the Credit Agreement have been satisfied.

     7. ISSUANCE DATE. Except to the extent, if any, specified by notice actually received by the Agent prior to the issuance date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrower on and as of such issuance date.

     8. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

     IN WITNESS WHEREOF, I have hereunto set my hand this      day of
                                                          ----
            , 199 .
------------     -

                              MERIDIAN INDUSTRIAL TRUST, INC., a
                              Maryland corporation


                              By:                                     [SEAL]
                                 -------------------------------------
                                 Milton K. Reeder
                                 President and Chief Financial Officer



The undersigned Authorized Officer of the Guarantor joins in the execution hereof to certify that since the date of the last Compliance Certificate delivered pursuant to the Credit Agreement, there have been no material changes that could cause a Default or Event of Default to occur after giving effect to the making of the Letter of Credit requested hereby.

                              MIT UNSECURED L.P., a California limited partnership

                              By:  MIT Unsecured, Inc., a California
                                   corporation, its sole general partner

                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                        [CORPORATE SEAL]

                                    EXHIBIT D

                                     FORM OF
                             COMPLIANCE CERTIFICATE



The First National Bank of Boston, for itself and as Agent
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn: Dan Silbert, Assistant Vice President
(770) 390-8434 (FAX)

Ladies and Gentlemen:

     Reference is made to the Second Amended and Restated Revolving Credit Agreement dated April 21, 1997 (the "Credit Agreement") by and among Meridian Industrial Trust, Inc. (the "Borrower"), The First National Bank of Boston, for itself and as Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to the Credit Agreement, the Borrower and the Guarantor are furnishing to you herewith (or has most recently furnished to you) the financial statements of the Borrower and its Subsidiaries and the Guarantor for the fiscal period ended _______________, 199__ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of the Borrower and its Subsidiaries and the Guarantor covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

     This certificate is submitted in compliance with requirements of Section 7.4(e), Section 7.5(d) and Section 10.10 of the Credit Agreement. If this certificate is provided under a provision other than Section 7.4(e), the calculations provided below are made using the financial statements of the Borrower and its Subsidiaries and the Guarantor as of the Balance Sheet Date adjusted in the best good-faith estimate of the Borrower and the Guarantor to give effect to the making of a Loan, extension of the Maturity Date, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the Borrower's and the Guarantor's estimate of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officers of the Borrower and the Guarantor are Authorized Officers of the Borrower and the Guarantor .

     The undersigned Authorized Officers have caused the provisions of the Credit Agreement and the Guaranty to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower and the Guarantor with respect thereto.)

     The Borrower and the Guarantor are providing the following information to demonstrate compliance as of the date hereof with the following covenants (to the extent the Certificate requests a ratio for the previous three quarters and three quarters have not elapsed since the Closing Date, the Borrower should specify only such ratios as are then available):

1.   SECTION 7.5(d).  TRANSFERS AND ENCUMBRANCES.

     Describe sales, encumbrances, refinances and other transfers referred to in Section 7.5(d).

2.   SECTION 7.15.  UNENCUMBERED OPERATING PROPERTIES.

     A.   Value of Industrial Properties

          1.   Total Asset Value of
               Unencumbered Operating
               Properties constituting
               industrial properties                                $
                                                                     -----------

          2.   Total Asset Value of all
               Unencumbered Operating
               Properties (after one-time
               market adjustment of $      )                        $
                                     ------                          -----------


          Ratio of A.1 to A.2                                                  %
          (shall be at least 75%);                                   ----------

          Ratio for previous three quarters

          ----------,  ----------,  ----------

     B.   Geographic Distribution

          1.   Attach schedules for each
               metropolitan area showing
               total Asset Value for each
               such area                                            $
                                                                     -----------

          2.   Total Asset Value of
               all Unencumbered Operating
               Properties (after one-time
               market adjustment)                                   $
                                                                     -----------

               Ratio of B.1 to B.2                                             %
               (shall not exceed 35%)                                ----------


               Ratio for previous three
               quarters

               ----------,  ----------,  ----------

     C.   Leases

          1.   Economic Leases

               (a)  Total Gross Rentable Area
                    of Unencumbered Operating
                    Properties subject to Leases
                    paying rent
                                                                      ----------

               (b)  Total Gross Rentable Area
                    of Unencumbered Operating
                    Properties
                                                                      ----------

               Ratio of C.1(a) to C.1(b)                                       %
               (shall be at least 85%)                                ---------

               Ratio for previous three quarters

               ----------,  ----------,  ----------

          2.   All Leases

               (a)  Total Gross Rentable Area
                    of Unencumbered Operating
                    Properties subject to Leases
                    in which tenants are in occupancy
                                                                      ----------

               (b)  Total Gross Rentable Area
                    of Unencumbered Operating
                    Properties
                                                                      ----------

               Ratio of C.2(a) to C.2(b)                                       %
               (shall be at least 77%)                                ---------

               Ratio for previous three quarters

               ----------,  ----------,  ----------

          3.   Tenants

               (a)  Total Gross Cash Receipts
                    generated by Unencumbered
                    Operating Properties                             $
                                                                      ----------

               (b)  Does any single tenant
                    account for more than 7% of
                    C.3(a) (10% if S&P rating of
                    BBB- or better or 20% if Sears
                    and Moody's Investors Service, Inc.'s
                    rating of A-3 or better or S&P rating
                    of A- or better)?
                                                                     ----------

               List top five tenants with respect to
               Gross Cash Receipts

3.   SECTION 8.1(f).  NON-RECOURSE INDEBTEDNESS.

     A.   Amount of Non-recourse Indebtedness
          pursuant to Section 8.1(f)                               $
                                                                    ------------

     B.   Consolidated Total Assets per balance sheet              $
                                                                    ------------

          Plus Depreciation                                        $
                                                                    ------------

          One-time market adjustment                               $
                                                                    ------------

          Consolidated Total Assets after
          increase for depreciation and
          one-time market adjustment                               $
                                                                    ------------

          A may not exceed 35% of B

          The amount for the previous
          three quarters
                         ----------, ----------, ----------

4.   SECTION 8.7.  DISTRIBUTIONS.

     A.   Amount of Distributions for fiscal
          quarter most recently ended                              $
                                                                    ------------

     B.   Amount of Distributions for previous
          four fiscal quarters                                     $
                                                                    ------------

     C.   Funds from Operations for
          Fiscal quarter most recently ended                       $
                                                                    ------------

     D.   Cash Available for Distribution for
          previous four fiscal quarters                            $
                                                                    ------------

     E.   Minimum Distributions required
          to maintain REIT status of the
          Borrower                                                 $
                                                                    ------------

     F.   A is        % of C
               -------

     For the quarter ending December 31, 1996,
     A may not exceed the greater of
     (i) 90% of C or (ii) E; thereafter,
     A may not exceed the greater of (i)
     85% of C or (ii) E.

     G.   B is     % of D
               ----

     For the quarter ending December 31, 1996,
     B may not exceed the greater of (a) 110% of D or (b) E; thereafter, B may not exceed the greater of (a) 100% of D or (b) E.

5.   SECTION 9.1.  LIABILITIES TO TANGIBLE NET WORTH RATIO.

     A.   Consolidated Total Liabilities
          per balance sheet                                        $
                                                                    ------------

     B.   Consolidated Tangible Net Worth                          $
                                                                    ------------

     Ratio of A to B
                                                                    ------------

     Ratio of A to B may not exceed 0.75 to 1.

     The ratio of A to B for the
     previous three quarters
                             ----------, ----------, ----------

6.   SECTION 9.2.  DEBT COVERAGE.

     A.   Funds from Operations

          Consolidated Net Income for
          most recent quarter                                      $
                                                                    ------------

          Plus depreciation and amortization                       $
                                                                    ------------

          Plus expensed interest                                   $
                                                                    ------------

          Plus amortized portion of                                $
                                                                    ------------
          Initial Loan Fees

          Subtotal for most recent quarter                          $
                                                                     -----------

          Funds from Operations
          for three prior quarters:

          Quarter ended                                             $
                        ----------                                   -----------

          Quarter ended                                             $
                        ----------                                   -----------

          Quarter ended                                             $
                        ----------                                   -----------

          Total                                                     $
                                                                     -----------

     B.   Debt Service for four prior
          quarters

          Principal Paid                                            $
                                                                     -----------

          Interest Paid                                             $
                                                                     -----------

          Total                                                     $
                                                                     -----------

     A DIVIDED BY B (expressed as a percentage)                                %
                                                                     ----------

     A must equal or exceed 250% of B.

     Coverage for previous
     three quarters
                    ----------, ----------, ----------

7.   SECTION 9.3.  FIXED CHARGE COVERAGE.
     A.   Cash Available for Distribution

          Funds from Operations for
          quarter ending                                             $
                         --------                                     ----------

          Minus Capital Improvement Reserve                          $
          ($0.15 x Total Gross Rentable Area)                         ----------

          Minus actual tenant improvements and
          leasing commissions
          (attach itemization)                                       $
                                                                      ----------

          Plus expensed interest                                     $
                                                                      ----------

          Subtotal for most recent quarter                           $
                                                                      ----------

          Cash Available for Distribution
          for three prior quarters:

          Quarter ended                                              $
                        ----------                                    ----------

          Quarter ended                                              $
                        ----------                                    ----------

          Quarter ended                                              $
                        ----------                                    ----------

          Total                                                      $
                                                                      ----------

     A.   Debt Service for four prior
          quarters

          Principal Paid                                             $
                                                                      ----------

          Interest Paid                                              $
                                                                      ----------

          Total                                                      $
                                                                      ----------

     A DIVIDED BY B (expressed as a percentage)

     A must equal or exceed 175% of total of B.

8.   SECTION 9.4.  BORROWING BASE. (Attach separate worksheet)

     A.   Aggregate of all Borrowing Bases
          (per attached worksheet)                                   $
                                                                      ----------

     B.   Total Outstanding principal
          balance of Loans (after giving
          effect to any Loan Request) and
          Outstanding Letters of Credit                              $
                                                                      ----------

     B may not exceed A.

9.   SECTION 9.5.  TANGIBLE NET WORTH

     Consolidated Tangible Net Worth

     A.   Consolidated Total Assets per
          balance sheet after increase for depreciation
          and one-time market adjustment (see 3.B. above)            $
                                                                      ----------

          Minus Consolidated Total
          Liabilities per balance sheet                              $
                                                                      ----------

          Minus aggregate book value of
          intangible assets                                          $
                                                                      ----------

          Minus asset write-up amounts,
          if any                                                     $
                                                                      ----------

          Minus prepaid fees and deferred
          charges                                                    $
                                                                      ----------

          Total                                                      $
                                                                      ----------

     Consolidated Tangible Net Worth may not be less than $244,646.00 plus the amount of any net proceeds received from any Equity Offering subsequent to the Closing Date.

10.  REAL ESTATE ASSETS

     A.   SECTION 9.6(a).  Partnerships/Joint Ventures

          1.   Total Asset Value of Borrower's
               partnership and joint venture
               interests (excluding Subsidiaries
               that are 100% owned, directly or
               indirectly by Borrower)                               $
                                                                      ----------

          2.   Total value of the Consolidated
               Total Assets after increase for depreciation
               and one-time market adjustment                        $
               (see 3.B. above)                                       ----------

     A.1 may not exceed 15% of A.2

     B.   SECTION 9.6(b).  Land

          1.   Total Asset Value of Borrower's
               non-income producing land assets                      $
                                                                      ----------

          2.   Total value of the Consolidated
               Total Assets after increase for depreciation
               and one-time market adjustment                        $
               (see 3.B. above)                                       ----------

     B.1 may not exceed 8% of B.2

     C.   SECTION 8.9.  Development

          1.   Total Asset Value of Borrower's
               Real Estate Under Development                         $
                                                                      ----------

          2.   Total value of the Consolidated
               Total Assets after increase for depreciation
               and one-time market adjustment                        $
               (see 3.B. above)                                       ----------

     C.1 may not exceed 20% of C.2

     IN WITNESS WHEREOF, we have hereunto set our hands this     day of
                                                             ---
                       , 199 .
-----------------------     -


                              MERIDIAN INDUSTRIAL TRUST, INC., a
                              Maryland corporation

                              By:                                 [SEAL]
                                  --------------------------------
                                  Milton K. Reeder
                                  President and Chief Financial Officer



                              MIT UNSECURED L.P., a California limited partnership

                              By:  MIT Unsecured, Inc.,  a California
                                   corporation, its sole general partner


                                   By:
                                      ---------------------------------
                                             Title:
                                                   -------------------------

                                             [CORPORATE SEAL]

                            BORROWING BASE WORKSHEET

     Prepare spread sheet showing following information for all Unencumbered Operating Properties:

I.   INCLUDING OTR MINORITY INTEREST.

A.   Asset Value

     1.   Aggregate Asset Value of all Unencumbered
          Operating Properties decreased by book value of Subsidiary Minority Interest and ,with approval of Majority Banks, increased by book value of other minority interests

     2.   50% of (1)


B.   Net Operating Income

     1.   Gross Cash Receipts

          (a)  Aggregate Gross Cash Receipts
               of all Unencumbered Operating
               Properties for quarter ending
               ________ [Attach worksheet in
               form and substance satisfactory
               to the Agent]

          (b)  Aggregate Gross Cash Receipts
               of all Unencumbered Operating
               Properties for prior quarters:

               Quarter ended
                             ----------

               Quarter ended
                             ----------

               Quarter ended
                             ----------

          Total Gross Cash Receipts

     2.   Operating Expenses

          (a)  Aggregate Operating Expenses
               of all Unencumbered Operating

               Properties for quarter ending

               ----------

          (b)  Aggregate Operating Expenses
               of all Unencumbered Operating
               Properties for prior quarters

               Quarter ended
                             -----------

               Quarter ended
                             -----------

               Quarter ended
                             -----------

          Total Operating Expenses

     3.   Net Operating Income

          (a)  Total Gross Cash Receipts minus
               Total Operating Expenses

          (b)  Portion of Net Operating Income allocable to
               Subsidiary Minority Interest

          (c)  Capital Improvement Reserve of
               $0.15 multiplied by average Gross
               Rentable Area of all Unencumbered
               Operating Properties

          Total Net Operating Income equals
          3(a) minus 3(b)minus 3(c)

     4.   Divide total on line 3 by 10% if
          Initial Unencumbered Operating
          Properties or after acquired
          Unencumbered Operating Properties
          which do not constitute a Qualifying
          Property (see 5)

     5.   Divide total on line 3 by 9.25% if
          Qualifying Properties

          Test for Qualifying Properties

          (a)  Age
               (Must not exceed 12 years)

          (b)  Gross Rentable Area
               (Must not be less than 50,000 s.f.)

          (c)  Use
               (Must be non-specialized)

          (d)  Must meet 2 of the following 3
               requirements

               (1)  s.f. of finished out air
                    conditioned office space
                    (Must not exceed 20% of
                    total Gross Rentable Area)

               (2)  ceiling clearance height
                    (must not be less than  22 feet)

               (3)  average Gross Rentable Area
                    covered by each Lease (must
                    not be less than 20,000 s.f.)

     6. Aggregate value is sum of (4) and (5) and, with approval of the Majority Banks, increased by the book value of other minority interests

     7.   50% of (6)

C.   Debt Service Test

     1.   Total Gross Cash Receipts (See B.1. above)

     2.   Total Operating Expenses (See B.2 above)

     3.   Total Net Operating Income (See B.3 above)

     4.   Divide total on line 3 by 1.75

     5.   Divide total on line 4 by 12

     6.   Constant based on 10 year Treasury
          Obligations (yield supplied by Agent)
          + 2.0% and 25 year mortgage style
          amortization

     7.   Total on line 5 divided by constant
          on line 6, which total is
          multiplied by 12, equals aggregate Debt Service
          Coverage Amount

     8. Total of Line 7 increased, with approval of the Majority Banks, by the book value of other minority interests

D. Lesser of A.2, B.7 and C.8 is the aggregate Borrowing Base for all Unencumbered Operating Properties (including the
     OTR Minority Interest)

II. EXCLUDING THE OTR MINORITY INTEREST AND OTHER MINORITY INTERESTS OF BORROWER APPROVED BY MAJORITY BANKS.

A.   Asset Value

     1.   Aggregate Asset Value of all Unencumbered
          Operating Properties decreased by book value of Subsidiary Minority Interest

     2.   55% of (1)

B.   Net Operating Income

     1.   Gross Cash Receipts

          (a)  Aggregate Gross Cash Receipts
               of all Unencumbered Operating
               Properties for quarter ending
               ________ [Attach worksheet in
               form and substance satisfactory
               to the Agent]

          (b)  Aggregate Gross Cash Receipts
               of all Unencumbered Operating

               Properties for prior quarters:

               Quarter ended
                             ----------

               Quarter ended
                             ----------

               Quarter ended
                             ----------

          Total Gross Cash Receipts

     2.   Operating Expenses

          (a)  Aggregate Operating Expenses
               of all Unencumbered Operating
               Properties for quarter ending

               ----------

          (b)  Aggregate Operating Expenses
               of all Unencumbered Operating
               Properties for prior quarters

               Quarter ended
                             -----------

               Quarter ended
                             -----------

               Quarter ended
                             -----------

          Total Operating Expenses

     3.   Net Operating Income

          (a)  Total Gross Cash Receipts minus
               Total Operating Expenses

          (b)  Portion of Net Operating Income allocable to
               Subsidiary Minority Interest

          (c)  Capital Improvement Reserve of
               $0.15 multiplied by average Gross
               Rentable Area of all Unencumbered
               Operating Properties

          Total Net Operating Income equals

          3(a) minus 3(b) minus 3(c)

     4.   Divide total on line 3 by 10% if
          Initial Unencumbered Operating
          Properties or after acquired
          Unencumbered Operating Properties
          which do not constitute a Qualifying
          Property (see 5)

     5.   Divide total on line 3 by 9.25% if
          Qualifying Properties

          Test for Qualifying Properties

          (a)  Age
               (Must not exceed 12 years)

          (b)  Gross Rentable Area
               (Must not be less than 50,000 s.f.)

          (c)  Use
               (Must be non-specialized)

          (d)  Must meet 2 of the following 3
               requirements

               (1)  s.f. of finished-out air
                    conditioned office space
                    (Must not exceed 20% of
                     total Gross Rentable Area)

               (2)  ceiling clearance height
                    (must not be less than 22 feet)

               (3)  average Gross Rentable Area
                    covered by each Lease (must
                    not be less than 20,000 s.f.)

     6.   Aggregate value is sum of (4) and (5)

     7.   55% of (6)

C.   Debt Service Test

     1.   Total Gross Cash Receipts (See B.1 above)

     2.   Total Operating Expenses (See B.2 above)

     3.   Total Net Operating Income (See B.3 above)

     4.   Divide total on line 3 by 1.75

     5.   Divide total on line 4 by 12

     6.   Constant based on 10-year Treasury
          Obligations (yield supplied by Agent)
          + 2.0% and 25 year mortgage style
          amortization

     7.   Total on line 5 divided by constant
          on line 6, which total is
          multiplied by 12, equals aggregate
          Debt Service Coverage Amount

D. Lesser of A.2, B.7 and C.7 is the aggregate Borrowing Base for all Unencumbered Operating Properties (excluding the
     OTR Minority Interest and other minority interests of Borrower approved by Majority Banks)

     Lesser of I and II is the aggregate Borrowing Base for all Unencumbered Operating Properties.

                                   SCHEDULE 1


                             BANKS AND COMMITMENTS

NAME AND ADDRESS                      COMMITMENT          COMMITMENT PERCENTAGE

The First National Bank of           $ 30,000,000.00      20%
  Boston
100 Federal Street
Boston, Massachusetts 02110
Attn:  Real Estate Division

Eurodollar Lending Office
  Same as above


Texas Commerce Bank                  $ 25,000,000.00      17%
  National Association
717 Travis Street, 6th Floor-North
Real Estate Department
Houston, Texas 77002
Attn: Catherine A. Arnold,
  Senior Vice President

Eurodollar Lending Office
  Same as above


NationsBank of Texas, N.A.           $ 30,000,000.00      20%
Real Estate Banking Group
901 Main Street, 51st Floor
NationsBank Plaza
Dallas, Texas 75202-3714
Attn: Real Estate Administration

Eurodollar Lending Office
  Same as above

Wells Fargo Bank, N.A.               $ 25,000,000.00      17%
420 Montgomery Street
6th Floor
San Francisco, CA 94163
Attn: Lawrence T. Andow

Eurodollar Lending Office
  Same as above


Dresdner Bank AG                     $ 25,000,000.00      17%
333 South Grand Avenue
Suite 1700
Los Angeles, CA 90071
Attn: Sidney S. Jordan

Eurodollar Lending Office
  Same as above


First American Bank Texas, S.S.B.    $ 15,000,000.00      10%
14651 Dallas Parkway, Suite 400
Dallas, Texas 75240-7479
Attn: Jeffrey C. Schultz

Eurodollar Lending Office
  Same as above

                                     ---------------
      Total Commitment               $150,000,000.00



Commitment Percentages may not equal 100% due to rounding.

                                   SCHEDULE 2

                   INITIAL UNENCUMBERED OPERATING PROPERTIES

NAME                               OWNER
-----------------------------      ------------------------------

4000 Air Park Cove                 MIT Unsecured L.P.
Airport Building #3                MIT Unsecured L.P.
Airport Building #14               MIT Unsecured L.P.
Airport Building #16A              MIT Unsecured L.P.
Airport Building #16B              MIT Unsecured L.P.
Airport Building #17               MIT Unsecured L.P.
Chatsworth                         Borrower
Scripps Ranch                      Borrower
Bedford Park                       MIT Unsecured L.P.
Palisades I & II                   MIT Unsecured L.P.
Northgate 4 & 5                    MIT Unsecured L.P.
Northgate 28                       MIT Unsecured L.P.
Las Colinas 4 & 5                  MIT Unsecured L.P.
Valley Branch I & II               MIT Unsecured L.P.
Beltline                           MIT Unsecured L.P.
Great Southwest 4                  MIT Unsecured L.P.
Olive Branch (expansion)           MIT Unsecured L.P.
1550 Heil Quaker                   MIT Unsecured L.P.
1600 Corporate Place               MIT Unsecured L.P.
Hennessey Warehouse                MIT Unsecured L.P.
4013 Premier                       MIT Unsecured L.P.
Live Oak Parkway                   Borrower
Phoenix N. 23rd                    Borrower
Phoenix N. 27th                    Borrower
Phoenix Plaza Three                Borrower
Cypress B                          Borrower
Golden Cove                        Borrower
Nancy Ridge Two                    Borrower
North Irvine                       Borrower
Regal Empress                      MIT Unsecured L.P.
Las Colinas I                      MIT Unsecured L.P.
San Carlos                         Borrower
Meridian Village                   Borrower
Sarah Jane Parkway                 MIT Unsecured L.P.
Overlake Place                     Borrower
Crosswind Drive                    Borrower
Rustin Avenue                      Borrower
Wanamaker Avenue                   Borrower
Gold River Lane                    Borrower
Mission Oaks                       Borrower
Crossroads Parkway                 MIT Unsecured L.P.
Waters Ridge Drive                 MIT Unsecured L.P.

                                   SCHEDULE 3


                       ADJUSTED ASSET VALUE OF REAL ESTATE

                      ADJUSTED ASSET VALUE OF REAL ESTATE
                               DECEMBER 31, 1996

                                                           MARKET           BOOK
     PROPERTY                 CITY             STATE        VALUE           VALUE        ADJUSTMENT
----------------------------------------------------------------------------------------------------
UNSECURED

ATLANTA
Live Oak Parkway             Norcross            GA        4,165,000      3,473,959 (1)     691,041

CHICAGO
Bedford Park                 Bedford             IL        3,615,000      3,015,213 (1)     599,787
Crossroads Parkway           Chicago             IL        9,357,200      9,357,200 (1)        -
                                                         ------------------------------------------
                                                          12,972,200     12,372,413         599,787
                                                         ------------------------------------------
COLUMBUS
Crosswind Drive              Columbus            OH       30,954,259     30,954,259 (2)        -

MEMPHIS
4000 Air Park Cove           Memphis             TN        1,886,000      1,573,082 (1)     312,918
4013 Premier                 Memphis             TN        2,071,000      1,727,388 (1)     343,612
Airport Building #14         Memphis             TN        2,907,000      2,616,048 (1)     290,952
Airport Building #16A        Memphis             TN        1,541,797      1,387,483 (1)     154,314
Airport Building #16B        Memphis             TN          493,000        443,657 (1)      49,343
Airport Building #17         Memphis             TN        2,281,325      2,052,994 (1)     228,331
Airport Building #3          Memphis             TN        1,120,000      1,007,903 (1)     112,097
Olive Branch (expansion)     Olive Branch        MS        8,500,000      6,700,000 (1)   1,800,000
                                                         ------------------------------------------
                                                          20,800,122     17,508,555       3,291,567
                                                         ------------------------------------------
DALLAS/FT. WORTH
Beltline                     Carrollton          TX        1,938,673      1,617,016 (1)     321,657
Great Southwest 4            Arlington           TX        1,850,865      1,543,777 (1)     307,088
Las Colinas 1                Irving              TX          947,757        790,509 (1)     157,248
Las Colinas 4 & 5            Irving              TX        2,339,746      1,951,544 (1)     388,202
Northgate 28                 Dallas              TX        1,115,582        930,489 (1)     185,093
Northgate 4 & 5              Dallas              TX        1,983,176      1,654,135 (1)     329,041
Palisades I & II             Plano               TX        2,806,973      2,341,251 (1)     465,722
Regal Empress                Dallas              TX        2,095,450      1,747,781 (1)     347,669
Valley Branch I & II         Farmers Branch      TX        2,340,401      1,952,091 (1)     388,310
Waters Ridge Drive           Lewisville          TX       10,171,926     10,171,926 (2)        -
Sarah Jane Parkway           Grand Prairie       TX       15,680,169     15,680,169 (2)        -

                      ADJUSTED ASSET VALUE OF REAL ESTATE
                               DECEMBER 31, 1996

                                                           MARKET           BOOK
     PROPERTY                 CITY             STATE        VALUE           VALUE        ADJUSTMENT
----------------------------------------------------------------------------------------------------
                                                          43,270,718     40,380,688       2,890,030
                                                         ------------------------------------------
LOS ANGELES AREA
Chatsworth                   Chatsworth          CA        3,000,000      2,502,252 (1)     497,748
Cypress B                    Cypress             CA        3,500,000      2,919,294 (1)     580,706
Mission Oaks                 Los Angeles         CA        9,068,149      9,068,149 (2)        -
                                                         ------------------------------------------
                                                          15,568,149     14,489,695       1,078,454
                                                         ------------------------------------------
ORANGE COUNTY
Golden Cove                  Palos Verdes        CA        5,291,216      4,761,635 (1)     529,581
North Irvine                 Santa Ana           CA        2,902,507      2,612,004 (1)     290,503
                                                         ------------------------------------------
                                                           8,193,723      7,373,639         820,084
                                                         ------------------------------------------
INLAND EMPIRE
Rustin Avenue                Riverside           CA        4,165,526      4,165,526 (2)        -
Wanamaker Avenue             Ontario             CA        4,547,159      4,547,159 (2)        -
                                                         ------------------------------------------
                                                           8,712,685      8,712,685            -
                                                         ------------------------------------------
SAN DIEGO
Nancy Ridge Two              San Diego           CA          328,595        274,076 (1)      54,519
Scripps Ranch                San Diego           CA       10,124,996      9,111,617 (1)   1,013,379
                                                         ------------------------------------------
                                                          10,453,591      9,385,693       1,067,898
                                                         ------------------------------------------
PHOENIX
Phoenix N. 23rd              Phoenix             AZ          677,240        564,875 (1)     112,365
Phoenix N. 27th              Phoenix             AZ        1,006,540        839,539 (1)     167,001
Phoenix Plaza Three          Phoenix             AZ        1,891,000      1,577,253 (1)     313,747
                                                         ------------------------------------------
                                                           3,574,780      2,291,667         593,113
                                                         ------------------------------------------
NORTHERN CALIFORNIA
San Carlos                   San Carlos          CA        9,264,879      7,727,686 (1)   1,537,193
Overlake Place               Newark              CA        8,535,314      8,535,314 (2)        -
Gold River Lane              San Francisco       CA       13,456,741     13,456,741 (2)        -
                                                         ------------------------------------------
                                                          31,256,934     29,719,741       1,537,193
                                                         ------------------------------------------

                      ADJUSTED ASSET VALUE OF REAL ESTATE
                               DECEMBER 31, 1996

                                                           MARKET           BOOK
     PROPERTY                 CITY             STATE        VALUE           VALUE        ADJUSTMENT
----------------------------------------------------------------------------------------------------

NASHVILLE
1550 Heil Quaker             La Vergne           TN        4,150,000      3,461,448 (1)     688,552
1600 Corporate Place         La Vergne           TN        1,700,000      1,417,943 (1)     282,057
Hennessy Warehouse           La Vergne           TN        1,680,000      1,401,261 (1)     278,739
                                                         ------------------------------------------
                                                           7,530,000      6,280,652       1,249,348
                                                         ------------------------------------------

TOTAL UNSECURED                                          197,452,161    183,633,646      13,818,515
                                                         ------------------------------------------
                                                         ------------------------------------------

                      ADJUSTED ASSET VALUE OF REAL ESTATE
                               DECEMBER 31, 1996

                                                           MARKET           BOOK
     PROPERTY                 CITY             STATE        VALUE           VALUE        ADJUSTMENT
----------------------------------------------------------------------------------------------------
PRUDENTIAL

ATLANTA
Marietta Trade Ctr           Marietta            GA       22,242,000     18,551,694 (1)   3,690,306

CHICAGO
1000 Lunt                    Elk Grove           IL        2,915,000      2,431,355 (1)     483,645
1090 Pratt                   Elk Grove           IL          737,000        614,720 (1)     122,280
1100 Pratt                   Elk Grove           IL        1,027,000        856,604 (1)     170,396
1180 Pratt                   Elk Grove           IL          633,000        527,975 (1)     105,025
1201 Busse                   Elk Grove           IL          469,000        391,185 (1)      77,815
17025 Wallace                South Holland       IL        2,101,000      1,752,410 (1)     348,590
17129 Wallace                South Holland       IL        1,974,000      1,646,482 (1)     327,518
1815 Landmeier               Elk Grove           IL        2,039,000      1,700,697 (1)     338,303
2375 Touhy Ave               Elk Grove Village   IL        1,339,000      1,116,838 (1)     222,162
3400 West Lake               Glenview            IL        3,031,000      2,528,108 (1)     502,892
5101 W. 122nd Street         Alsip               IL        3,100,000      2,585,660 (1)     514,340
700 Pratt                    Elk Grove           IL        2,118,000      1,766,590 (1)     351,410
801 Lunt                     Elk Grove           IL          998,000        832,416 (1)     165,584
900 Pratt                    Elk Grove           IL          895,000        746,505 (1)     148,495
Lombard I                    Lombard             IL        6,369,000      5,312,280 (1)   1,056,720
Pontiac                      Pontiac             MI        3,057,000      2,549,794 (1)     507,206
Troy Tech II                 Troy                MI        7,804,000      6,509,191 (1)   1,294,809
                                                         ------------------------------------------
                                                          40,606,000     33,868,810       6,737,190
                                                         ------------------------------------------

LOS ANGELES AREA
Cypress A                    Cypress             CA        1,826,136      1,523,151 (1)     302,985
Cypress C                    Cypress             CA        1,897,734      1,582,869 (1)     314,865
Valencia                     Valencia            CA        5,854,526      4,883,166 (1)     971,360
Arenth Avenue                City of Industry    CA        9,613,232      9,613,232 (2)           0
                                                         ------------------------------------------
                                                          19,191,628     17,602,418       1,589,210
                                                         ------------------------------------------
MEMPHIS
Delp Distribution            Memphis             TN        8,100,000      6,756,080 (1)   1,343,920
Olive Branch                 Olive Branch        MS       11,520,000      9,608,647 (1)   1,911,353
Willow Lake                  Memphis             TN        4,661,000      3,887,665 (1)     773,335
                                                         ------------------------------------------
                                                          24,281,000     20,252,392       4,028,608
                                                         ------------------------------------------

                      ADJUSTED ASSET VALUE OF REAL ESTATE
                               DECEMBER 31, 1996

                                                           MARKET           BOOK
     PROPERTY                 CITY             STATE        VALUE           VALUE        ADJUSTMENT
----------------------------------------------------------------------------------------------------

DALLAS
Centreport 17                Fort Worth          TX        2,147,569      1,791,253 (1)     356,316
Great Southwest 110          Arlington           TX        3,320,682      2,769,727 (1)     550,955
Northgate International      Garland             TX        8,536,000      7,119,740 (1)   1,416,260
Regal Row 201                Dallas              TX        1,400,000      1,167,717 (1)     232,283
Valwood 20                   Farmers Branch      TX        3,637,067      3,033,619 (1)     603,448
Wildwood/Pioneer             Irving              TX        5,665,000      4,725,085 (1)     939,915
                                                         ------------------------------------------
                                                          24,706,318     20,607,141       4,099,177
                                                         ------------------------------------------

MIDSOUTH
Birmingham I                 Birmingham          AL        1,752,000      1,461,315 (1)     290,685
Birmingham II                Birmingham          AL        1,620,000      1,351,216 (1)     268,784
Baxter                       Little Rock         AR        1,500,000      1,251,126 (1)     248,874
Port Distribution            Little Rock         AR        3,670,000      3,061,088 (1)     608,912
                                                         ------------------------------------------
                                                           8,542,000      7,124,745       1,417,255
                                                         ------------------------------------------

SEATTLE
Park At Woodinville          Woodinville         WA       13,759,608     11,476,667 (1)   2,282,941

                                                         ------------------------------------------
TOTAL PRUDENTIAL                                         153,328,554    129,483,867      23,844,687
                                                         ------------------------------------------
                                                         ------------------------------------------

TOTAL FOR ALL ASSETS                                     350,780,715    313,117,513      37,663,202
                                                         ------------------------------------------
                                                         ------------------------------------------

(1) Reflects market and book values as of February 23, 1996.
(2) Reflects undepreciated book value as of December 31, 1996.

                                  SCHEDULE 6.3


                           TITLE TO PROPERTIES; LEASES


     NONE.

                                  SCHEDULE 6.7


                                   LITIGATION


     NONE.

                                  SCHEDULE 6.19

                          SUBSIDIARIES OF THE BORROWER

THE BORROWER HAS A 100% OWNERSHIP INTEREST (DIRECTLY OR INDIRECTLY) IN THE FOLLOWING ENTITIES; ALL OF WHICH HOLD DIRECT OR INDIRECT OWNERSHIP INTERESTS IN COMMERCIAL REAL PROPERTY :

1. MIT Unsecured L.P., a California limited partnership (formerly known as DFW Nine Limited Partnership)

2.        MIT Unsecured, Inc., a California corporation (formerly known as
          Metroplex Co.)

3.        MIT-ULP, Inc., a California corporation

4. MIT Secured L.P., a California limited partnership (formerly known as Progress Center/Alabama Limited Partnership)

5. MIT Secured, Inc., a California corporation (formerly known as Pro-Sierra Corp.)

6.        MIT-SLP, Inc., a California corporation

7.        MJV III Corp., a California corporation

8.        MJV IV Corp., a California corporation

THE BORROWER HAS A 100% OWNERSHIP INTEREST (DIRECT AND INDIRECT) IN THE FOLLOWING ENTITIES, ALL OF WHICH HAVE NO ASSETS, ARE CONDUCTING NO BUSINESS, AND ARE SCHEDULED TO BE DISSOLVED:

1.        6834 Limited Partnership, and Illinois limited partnership

2.        Dallas Nine Corp., a Nevada corporation

3.        Metroplex Co., a Nevada corporation

4.        6834 Corporation, a Nevada corporation

5.        Mem-Ind Corporation, a Nevada corporation

6.        Texmet Corporation, a California corporation

THE BORROWER'S OWNERSHIP INTEREST IN THE FOLLOWING ENTITIES IS AS SHOWN:

Meridian Ohio Limited Partnership, a Delaware limited partnership (20%)

MDN/JSC Limited Partnership, a California limited partnership (86%)

EPB 1, Ltd., a Texas limited partnership (50%)

EPB 2, Ltd., a Texas limited partnership (50%)